Exhibit 10.1

FINAL

FIFTH AMENDED AND RESTATED INVESTORS’ RIGHTS AGREEMENT

THIS FIFTH AMENDED AND RESTATED INVESTORS’ RIGHTS AGREEMENT (this “Agreement”), is made as of the 2nd day of September, 2020, by and among ACV Auctions Inc., a Delaware corporation (the “Company”), each of the investors listed on Schedule A hereto, each of which is referred to in this Agreement as an “Investor”, and Future Fund Investment Company No.4 Pty Ltd (ACN 134 338 908) (the “FF Beneficial Investor”).

RECITALS

A. Certain of the Investors (the “Existing Investors”) hold shares of the Company’s Series E Preferred Stock, $0.001 par value per share (the “Series E Preferred Stock”), Series D Preferred Stock, $0.001 par value per share (the “Series D Preferred Stock”), Series C Preferred Stock, $0.001 par value per share (the “Series C Preferred Stock”), Series B Preferred Stock, $0.001 par value per share (the “Series B Preferred Stock”), Series A Preferred Stock, $0.001 par value per share (the “Series A Preferred Stock”), Series Seed Preferred Stock, $0.001 par value per share (the “Series Seed Preferred Stock”) and Series Seed 2 Preferred Stock, $0.001 par value per share (the “Series Seed 2 Preferred Stock” and, together with the Series Seed Preferred Stock, the Series A Preferred Stock, the Series B Preferred Stock, the Series C Preferred Stock, the Series D Preferred Stock, the Series E Preferred Stock, and the Series E-1 Preferred Stock (as defined below), the “Preferred Stock”) and/or shares of Common Stock (as defined below).

B. Concurrently with the execution of this Agreement, the Company, certain of the Investors are entering into a Series E-1 Preferred Stock Purchase Agreement (the “Purchase Agreement”) providing for the sale of shares of the Company’s Series E-1 Preferred Stock, $0.001 par value per share (the “Series E-1 Preferred Stock”).

C. The obligations in the Purchase Agreement are conditioned upon the execution and delivery of this Agreement.

D. The Company and the Existing Investors entered into the Fourth Amended and Restated Investors’ Rights Agreement dated October 23, 2019, as amended (the “Prior Agreement”).

E. The Existing Investors and the Company desire to further induce certain of the Investors to purchase shares of Series E-1 Preferred Stock.

NOW, THEREFORE, the Company and the Existing Investors hereby agree that the Prior Agreement shall be superseded and replaced in its entirety by this Agreement, and the parties to this Agreement further agree as follows:

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1. Definitions. For purposes of this Agreement:

1.1 “Affiliate” means, with respect to any specified Person, any other Person who, directly or indirectly, controls, is controlled by, or is under common control with such Person, including without limitation any general partner, managing member, officer or director of such Person or any venture capital fund or other investment fund now or hereafter existing that is controlled by one or more general partners or managing members of, or shares the same management company or investment adviser with, such Person, and in the case of the FF Investor or the FF Beneficial Investor, shall include any FF Permitted Transferee. Notwithstanding the foregoing, (i) each Wellington Investor shall be deemed to be an “Affiliate” of each other Wellington Investor, and (ii) an entity that is an “Affiliate” of a Wellington Investor shall not be deemed to be an “Affiliate” of any other Wellington Investor unless such entity is a Wellington Investor (and, for the avoidance of doubt, an “Affiliate” of such entity shall not be deemed an “Affiliate” of any Wellington Investor solely by virtue of being an “Affiliate” of such entity).

1.2 “ASV” means Armory Square Ventures, L.P.

1.3 “BCV” means, collectively, Bain Capital Venture Fund 2019, L.P., BCV 2019-MD Primary, L.P., BCIP Venture Associates II, L.P. and BCIP Venture Associates II-B, L.P., and their respective Affiliates.

1.4 “Bessemer” means Bessemer Venture Partners IX, L.P. and its Affiliates.

1.5 “Board of Directors” means the Company’s Board of Directors, as constituted from time to time.

1.6 “Bylaws” means the Company’s bylaws, as amended from time to time.

1.7 “Certificate of Incorporation” means the Company’s Eighth Amended and Restated Certificate of Incorporation, as amended and/or restated from time to time.

1.8 “Common Stock” means shares of the Company’s common stock, par value $0.001 per share.

1.9 “Competitor” means a Person engaged, directly or indirectly (including through any partnership, limited liability company, corporation, joint venture or similar arrangement (whether now existing or formed hereafter)), in business competitive to the Company (as determined by the Board of Directors in good faith). For the sake of clarity, an Investor that is a venture capital fund or other investment fund (which for the avoidance of doubt shall include the Wellington Investors) shall not be deemed a competitor of the Company.

1.10 “Damages” means any loss, damage, claim or liability (joint or several) to which a party hereto may become subject under the Securities Act, the Exchange Act, or other federal or state law, insofar as such loss, damage, claim or liability (or any action in respect thereof) arises out of or is based upon: (i) any untrue statement or alleged untrue statement of a material fact contained in any registration statement of the Company, including any preliminary prospectus or final prospectus contained therein or any amendments or supplements thereto; (ii) an omission or alleged omission to state therein a material fact required to be stated therein, or necessary to make the statements therein not misleading; or (iii) any violation or alleged violation by the indemnifying party (or any of its agents or Affiliates) of the Securities Act, the Exchange Act, any state securities law, or any rule or regulation promulgated under the Securities Act, the Exchange Act, or any state securities law.

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1.11 “Derivative Securities” means any securities or rights convertible into, or exercisable or exchangeable for (in each case, directly or indirectly), Common Stock, including options and warrants.

1.12 “Durable” means Durable Capital Master Fund LP.

1.13 “Durable Side Letter” means that certain side letter agreement between the Company and Durable dated on or about the date of this Agreement.

1.14 “Exchange Act” means the Securities Exchange Act of 1934, as amended, and the rules and regulations promulgated thereunder.

1.15 “Excluded Registration” means (i) a registration relating to the sale of securities to employees of the Company or a subsidiary pursuant to a stock option, stock purchase, or similar plan; (ii) a registration relating to an SEC Rule 145 transaction; (iii) a registration on any form that does not include substantially the same information as would be required to be included in a registration statement covering the sale of the Registrable Securities; or (iv) a registration in which the only Common Stock being registered is Common Stock issuable upon conversion of debt securities that are also being registered.

1.16 “FF Investor” means The Northern Trust Company (ABN 62 126 279 918), a company incorporated in the State of Illinois in the United States of America, in its capacity as custodian for the FF Beneficial Investor.

1.17 “FF Permitted Transferee” means (a) the Future Fund Board of Guardians, (b) any person controlling, controlled by, or under common control with, the Future Fund Board of Guardians, (c) the trustee of a trust in which all or substantially all of the beneficial interests are held directly or indirectly by the Future Fund Board of Guardians or any person controlling, controlled by, or under common control with, the Future Fund Board of Guardians or (d) any custodian of any of the foregoing.

1.18 “Form S-1” means such form under the Securities Act as in effect on the date hereof or any successor registration form under the Securities Act subsequently adopted by the SEC.

1.19 “Form S-3” means such form under the Securities Act as in effect on the date hereof or any registration form under the Securities Act subsequently adopted by the SEC that permits incorporation of substantial information by reference to other documents filed by the Company with the SEC.

1.20 “Future Fund Side Letter” means that certain side letter agreement between the Company, the FF Investor and the FF Beneficial Investor dated December 6, 2018.

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1.21 “GAAP” means generally accepted accounting principles in the United States.

1.22 “Holder” means any holder of Registrable Securities who is a party to this Agreement.

1.23 “Immediate Family Member” means a child, stepchild, grandchild, parent, stepparent, grandparent, spouse, sibling, mother-in-law, father-in-law, son-in-law, daughter-in-law, brother-in-law, or sister-in-law, including, adoptive relationships, of a natural person referred to herein.

1.24 “Initiating Holders” means, collectively, Holders who properly initiate a registration request under this Agreement.

1.25 “IPO” means the Company’s first underwritten public offering of its Common Stock under the Securities Act.

1.26 “Major Investor” means any Investor that, individually or together with such Investor’s Affiliates, holds at least 7,246,350 shares of Series A Preferred Stock, Series B Preferred Stock, Series C Preferred Stock, Series D Preferred Stock, Series E Preferred Stock, and/or Series E-1 Preferred Stock (as adjusted for any stock split, stock dividend, combination, or other recapitalization or reclassification effected after the date hereof).

1.27 “New Securities” means, collectively, equity securities of the Company, whether or not currently authorized, as well as rights, options, or warrants to purchase such equity securities, or securities of any type whatsoever that are, or may become, convertible or exchangeable into or exercisable for such equity securities.

1.28 “Person” means any individual, corporation, partnership, trust, limited liability company, association or other entity.

1.29 “Preferred Director” shall have the meaning given to such term in the Certificate of Incorporation.

1.30 “QPO” means Qualified Public Offering (as defined in the Certificate of Incorporation).

1.31 “Registrable Securities” means (i) the Common Stock issuable or issued upon conversion of the Preferred Stock, (ii) any Common Stock, or any Common Stock issued or issuable (directly or indirectly) upon conversion and/or exercise of any other securities of the Company, acquired by the Investors after the date hereof, and (iii) any Common Stock issued as (or issuable upon the conversion or exercise of any warrant, right, or other security that is issued as) a dividend or other distribution with respect to, or in exchange for or in replacement of, the shares referenced in clauses (i) and (ii) above; excluding in all cases, however, any Registrable Securities sold by a Person in a transaction in which the applicable rights under this Agreement are not assigned pursuant to Subsection 6.1, and excluding for purposes of Section 2 any shares for which registration rights have terminated pursuant to Subsection 2.12 of this Agreement.

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1.32 “Registrable Securities then outstanding” means the number of shares determined by adding the number of shares of outstanding Common Stock that are Registrable Securities and the number of shares of Common Stock issuable (directly or indirectly) pursuant to then exercisable and/or convertible securities that are Registrable Securities.

1.33 “Restricted Securities” means the securities of the Company required to be notated with the legend set forth in Subsection 2.12(b) hereof.

1.34 “SEC” means the Securities and Exchange Commission.

1.35 “SEC Rule 144” means Rule 144 promulgated by the SEC under the Securities Act.

1.36 “SEC Rule 145” means Rule 145 promulgated by the SEC under the Securities Act.

1.37 “Securities Act” means the Securities Act of 1933, as amended, and the rules and regulations promulgated thereunder.

1.38 “Selling Expenses” means all underwriting discounts, selling commissions, and stock transfer taxes applicable to the sale of Registrable Securities, and fees and disbursements of counsel for any Holder, except for the fees and disbursements of the Selling Holder Counsel borne and paid by the Company as provided in Subsection 2.6.

1.39 “Tribeca” means Tribeca Venture Fund II, L.P.

1.40 “Wellington Investors” means Investors, or permitted transferees of Registrable Securities held by Wellington Investors, that are advisory or subadvisory clients of Wellington Management Company LLP.

1.41 “Wellington Side Letter” means that certain side letter agreement between the Company and the Wellington Investors dated as of October 23, 2019.

2. Registration Rights. The Company covenants and agrees as follows:

2.1 Demand Registration.

(a) Form S-1 Demand. If at any time after the earlier of (i) three (3) years after the date of this Agreement or (ii) one hundred eighty (180) days after the effective date of the registration statement for the IPO, the Company receives a request from Holders of a majority of the Registrable Securities then outstanding that the Company file a Form S-1 registration statement with respect to at least twenty-five percent (25%) of the Registrable Securities then outstanding (or a lesser percent if the anticipated aggregate offering price, net of Selling Expenses, would exceed $5 million), then the Company shall (x) within ten (10) days after the date such request is given, give notice thereof (the “Demand Notice”) to all Holders other than the Initiating Holders; and (y) as soon as practicable, and in any event within sixty (60) days after the date such request is given by the Initiating Holders, file a Form S-1

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registration statement under the Securities Act covering all Registrable Securities that the Initiating Holders requested to be registered and any additional Registrable Securities requested to be included in such registration by any other Holders, as specified by notice given by each such Holder to the Company within twenty (20) days of the date the Demand Notice is given, and in each case, subject to the limitations of Subsections 2.1(c) and 2.3.

(b) Form S-3 Demand. If at any time when it is eligible to use a Form S-3 registration statement, the Company receives a request from Holders of Registrable Securities that the Company file a Form S-3 registration statement with respect to outstanding Registrable Securities of such Holders having an anticipated aggregate offering price, net of Selling Expenses, of at least $1 million, then the Company shall (i) within ten (10) days after the date such request is given, give a Demand Notice to all Holders other than the Initiating Holders; and (ii) as soon as practicable, and in any event within forty-five (45) days after the date such request is given by the Initiating Holders, file a Form S-3 registration statement under the Securities Act covering all Registrable Securities requested to be included in such registration by any other Holders, as specified by notice given by each such Holder to the Company within twenty (20) days of the date the Demand Notice is given, and in each case, subject to the limitations of Subsections 2.1(c) and 2.3.

(c) Notwithstanding the foregoing obligations, if the Company furnishes to Holders requesting a registration pursuant to this Subsection 2.1 a certificate signed by the Company’s chief executive officer stating that in the good faith judgment of the Board of Directors it would be materially detrimental to the Company and its stockholders for such registration statement to either become effective or remain effective for as long as such registration statement otherwise would be required to remain effective, because such action would (i) materially interfere with a significant acquisition, corporate reorganization, or other similar transaction involving the Company; (ii) require premature disclosure of material information that the Company has a bona fide business purpose for preserving as confidential; or (iii) render the Company unable to comply with requirements under the Securities Act or Exchange Act, then the Company shall have the right to defer taking action with respect to such filing, and any time periods with respect to filing or effectiveness thereof shall be tolled correspondingly, (x) with respect to any registration under Subsection 2.1(a), for a period of not more than ninety (90) days after the request of the Initiating Holders is given; provided, however, that the Company may not invoke this right more than once in any twelve (12) month period; and provided further that the Company shall not register any securities for its own account or that of any other stockholder during such ninety (90) day period other than an Excluded Registration., and (y) with respect to any registration under Subsection 2.1(b), for a period of not more than sixty (60) days after the request of the Initiating Holders is given; provided, however, that the Company may not invoke this right more than twice in any twelve (12) month period; and provided further that the Company shall not register any securities for its own account or that of any other stockholder during such sixty (60) day period other than an Excluded Registration.

(d) The Company shall not be obligated to effect, or to take any action to effect, any registration pursuant to Subsection 2.1(a): (i) prior to the earlier of (A) the third anniversary of the date of this Agreement, and (B) an IPO; (ii) during the period that is thirty (30) days before the Company’s good faith estimate of the date of filing of, and ending on a date

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that is one hundred eighty (180) days after the effective date of, a Company-initiated registration, provided that the Company is actively employing in good faith commercially reasonable efforts to cause such registration statement to become effective; (iii) after the Company has effected two registrations pursuant to Subsection 2.1(a); or (iv) if the Initiating Holders propose to dispose of shares of Registrable Securities that may be immediately registered on Form S-3 pursuant to a request made pursuant to Subsection 2.1(b). The Company shall not be obligated to effect, or to take any action to effect, any registration pursuant to Subsection 2.1(b) (x) during the period that is thirty (30) days before the Company’s good faith estimate of the date of filing of, and ending on a date that is ninety (90) days after the effective date of, a Company-initiated registration, provided that the Company is actively employing in good faith commercially reasonable efforts to cause such registration statement to become effective; or (y) if the Company has effected two registrations pursuant to Subsection 2.1(b) within the twelve (12) month period immediately preceding the date of such request. A registration shall not be counted as “effected” for purposes of this Subsection 2.1(d) until such time as the applicable registration statement has been declared effective by the SEC, unless the Initiating Holders withdraw their request for such registration, elect not to pay the registration expenses therefor, and forfeit their right to one demand registration statement pursuant to Subsection 2.6, in which case such withdrawn registration statement shall be counted as “effected” for purposes of this Subsection 2.1(d).

2.2 Company Registration. If the Company proposes to register (including, for this purpose, a registration effected by the Company for stockholders other than the Holders) any of its securities under the Securities Act in connection with the public offering of such securities solely for cash (other than in an Excluded Registration), the Company shall, at such time, promptly give each Holder notice of such registration. Upon the request of each Holder given within twenty (20) days after such notice is given by the Company, the Company shall, subject to the provisions of Subsection 2.3, cause to be registered all of the Registrable Securities that each such Holder has requested to be included in such registration. The Company shall have the right to terminate or withdraw any registration initiated by it under this Subsection 2.2 before the effective date of such registration, whether or not any Holder has elected to include Registrable Securities in such registration. The expenses (other than Selling Expenses) of such withdrawn registration shall be borne by the Company in accordance with Subsection 2.6.

2.3 Underwriting Requirements.

(a) If, pursuant to Subsection 2.2, the Initiating Holders intend to distribute the Registrable Securities covered by their request by means of an underwriting, they shall so advise the Company as a part of their request made pursuant to Subsection 2.2, and the Company shall include such information in the Demand Notice. The underwriter(s) will be selected by the Company and shall be reasonably acceptable to a majority in interest of the Initiating Holders. In such event, the right of any Holder to include such Holder’s Registrable Securities in such registration shall be conditioned upon such Holder’s participation in such underwriting and the inclusion of such Holder’s Registrable Securities in the underwriting to the extent provided herein. All Holders proposing to distribute their securities through such underwriting shall (together with the Company as provided in Subsection 2.4(e)) enter into an underwriting agreement in customary form with the underwriter(s) selected for such underwriting. Notwithstanding any other provision of this Subsection 2.3, if the managing

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underwriter(s) advise(s) the Initiating Holders in writing that marketing factors require a limitation on the number of shares to be underwritten, then the Initiating Holders shall so advise all Holders of Registrable Securities that otherwise would be underwritten pursuant hereto, and the number of Registrable Securities that may be included in the underwriting shall be allocated among such Holders of Registrable Securities, including the Initiating Holders, in proportion (as nearly as practicable) to the number of Registrable Securities owned by each Holder or in such other proportion as shall mutually be agreed to by all such selling Holders; provided, however, that the number of Registrable Securities held by the Holders to be included in such underwriting shall not be reduced unless all other securities are first entirely excluded from the underwriting. Any notice or certificate the Company is required to provide the FF Investor under this Subsection 2.3 must also be provided to the FF Beneficial Investor.

(b) In connection with any offering involving an underwriting of shares of the Company’s capital stock pursuant to Subsection 2.2, the Company shall not be required to include any of the Holders’ Registrable Securities in such underwriting unless the Holders accept the terms of the underwriting as agreed upon between the Company and its underwriters, and then only in such quantity as the underwriters in their sole discretion determine will not jeopardize the success of the offering by the Company. If the total number of securities, including Registrable Securities, requested by stockholders to be included in such offering exceeds the number of securities to be sold (other than by the Company) that the underwriters in their reasonable discretion determine is compatible with the success of the offering, then the Company shall be required to include in the offering only that number of such securities, including Registrable Securities, which the underwriters and the Company in their sole discretion determine will not jeopardize the success of the offering. If the underwriters determine that less than all of the Registrable Securities requested to be registered can be included in such offering, then the Registrable Securities that are included in such offering shall be allocated among the selling Holders in proportion (as nearly as practicable to) the number of Registrable Securities owned by each selling Holder or in such other proportions as shall mutually be agreed to by all such selling Holders. Notwithstanding the foregoing, in no event shall (i) the number of Registrable Securities included in the offering be reduced unless all other securities (other than securities to be sold by the Company) are first entirely excluded from the offering, or (ii) the number of Registrable Securities included in the offering be reduced below thirty-three percent (33%) of the total number of securities included in such offering, unless such offering is the IPO, in which case the selling Holders may be excluded further if the underwriters make the determination described above and no other stockholder’s securities are included in such offering. For purposes of the provision in this Subsection 2.3(b) concerning apportionment, for any selling Holder that is a partnership, limited liability company, or corporation, the partners, members, retired partners, retired members, stockholders, and Affiliates of such Holder, or the estates and Immediate Family Members of any such partners, retired partners, members, and retired members and any trusts for the benefit of any of the foregoing Persons, shall be deemed to be a single “selling Holder,” and any pro rata reduction with respect to such “selling Holder” shall be based upon the aggregate number of Registrable Securities owned by all Persons included in such “selling Holder,” as defined in this sentence.

(c) For purposes of Subsection 2.1, a registration shall not be counted as “effected” if, as a result of an exercise of the underwriter’s cutback provisions in Subsection 2.3(a), fewer than fifty percent (50%) of the total number of Registrable Securities that Holders have requested to be included in such registration statement are actually included.

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2.4 Obligations of the Company. Whenever required under this Section 2 to effect the registration of any Registrable Securities, the Company shall, as expeditiously as reasonably possible:

(a) prepare and file with the SEC a registration statement with respect to such Registrable Securities and use its commercially reasonable efforts to cause such registration statement to become effective and, upon the request of the Holders of a majority of the Registrable Securities registered thereunder, keep such registration statement effective for a period of up to one hundred twenty (120) days or, if earlier, until the distribution contemplated in the registration statement has been completed; provided, however, that (i) such one hundred twenty (120) day period shall be extended for a period of time equal to the period the Holder refrains, at the request of an underwriter of Common Stock (or other securities) of the Company, from selling any securities included in such registration, and (ii) in the case of any registration of Registrable Securities on Form S-3 that are intended to be offered on a continuous or delayed basis, subject to compliance with applicable SEC rules, such one hundred twenty (120) day period shall be extended for up to ninety (90) days, if necessary, to keep the registration statement effective until all such Registrable Securities are sold;

(b) prepare and file with the SEC such amendments and supplements to such registration statement, and the prospectus used in connection with such registration statement, as may be necessary to comply with the Securities Act in order to enable the disposition of all securities covered by such registration statement;

(c) furnish to the selling Holders such numbers of copies of a prospectus, including a preliminary prospectus, as required by the Securities Act, and such other documents as the Holders may reasonably request in order to facilitate their disposition of their Registrable Securities;

(d) use its commercially reasonable efforts to register and qualify the securities covered by such registration statement under such other securities or blue-sky laws of such jurisdictions as shall be reasonably requested by the selling Holders (which includes the FF Beneficial Investor for so long as the FF Investor is a selling Holder); provided that the Company shall not be required to qualify to do business or to file a general consent to service of process in any such states or jurisdictions, unless the Company is already subject to service in such jurisdiction and except as may be required by the Securities Act;

(e) in the event of any underwritten public offering, enter into and perform its obligations under an underwriting agreement, in usual and customary form, with the underwriter(s) of such offering;

(f) use its commercially reasonable efforts to cause all such Registrable Securities covered by such registration statement to be listed on a national securities exchange or trading system and each securities exchange and trading system (if any) on which similar securities issued by the Company are then listed;

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(g) provide a transfer agent and registrar for all Registrable Securities registered pursuant to this Agreement and provide a CUSIP number for all such Registrable Securities, in each case not later than the effective date of such registration;

(h) promptly make available for inspection by the selling Holders (which includes the FF Beneficial Investor for so long as the FF Investor is a selling Holder), any managing underwriter(s) participating in any disposition pursuant to such registration statement, and any attorney or accountant or other agent retained by any such underwriter or selected by the selling Holders, all financial and other records, pertinent corporate documents, and properties of the Company, and cause the Company’s officers, directors, employees, and independent accountants to supply all information reasonably requested by any such seller, underwriter, attorney, accountant, or agent, in each case, as necessary or advisable to verify the accuracy of the information in such registration statement and to conduct appropriate due diligence in connection therewith;

(i) notify each selling Holder, promptly after the Company receives notice thereof, of the time when such registration statement has been declared effective or a supplement to any prospectus forming a part of such registration statement has been filed; and

(j) after such registration statement becomes effective, notify each selling Holder of any request by the SEC that the Company amend or supplement such registration statement or prospectus.

In addition, the Company shall ensure that, at all times after any registration statement covering a public offering of securities of the Company under the Securities Act shall have become effective, its insider trading policy shall provide that the Company’s directors may implement a trading program under Rule 10b5-1 of the Exchange Act.

2.5 Furnish Information. It shall be a condition precedent to the obligations of the Company to take any action pursuant to this Section 2 with respect to the Registrable Securities of any selling Holder that such Holder (which includes the FF Beneficial Investor for so long as the FF Investor is a selling Holder) shall furnish to the Company such information regarding itself, the Registrable Securities held by it, and the intended method of disposition of such securities as is reasonably required to effect the registration of such Holder’s Registrable Securities.

2.6 Expenses of Registration. All expenses (other than Selling Expenses) incurred in connection with registrations, filings, or qualifications pursuant to Section 2, including all registration, filing, and qualification fees; printers’ and accounting fees; fees and disbursements of counsel for the Company; and the reasonable fees and disbursements of one counsel for the selling Holders (which includes the FF Beneficial Investor for so long as the FF Investor is a selling Holder) (“Selling Holder Counsel”), shall be borne and paid by the Company; provided, however, that the Company shall not be required to pay for any expenses of any registration proceeding begun pursuant to Subsection 2.1 if the registration request is subsequently withdrawn at the request of the Holders of a majority of the Registrable Securities to be registered (in which case all selling Holders shall bear such expenses pro rata based upon the number of Registrable Securities that were to be included in the withdrawn registration),

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unless the Holders of a majority of the Registrable Securities agree to forfeit their right to one registration pursuant to Subsections 2.1(a) or 2.1(b), as the case may be; provided further that if, at the time of such withdrawal, the Holders shall have learned of a material adverse change in the condition, business, or prospects of the Company from that known to the Holders at the time of their request and have withdrawn the request with reasonable promptness after learning of such information then the Holders shall not be required to pay any of such expenses and shall not forfeit their right to one registration pursuant to Subsections 2.1(a) or 2.1(b). All Selling Expenses relating to Registrable Securities registered pursuant to this Section 2 shall be borne and paid by the Holders pro rata on the basis of the number of Registrable Securities registered on their behalf.

2.7 Delay of Registration. No Holder shall have any right to obtain or seek an injunction restraining or otherwise delaying any registration pursuant to this Agreement as the result of any controversy that might arise with respect to the interpretation or implementation of this Section 2.

2.8 Indemnification. If any Registrable Securities are included in a registration statement under this Section 2:

(a) To the extent permitted by law, the Company will indemnify and hold harmless each selling Holder (which includes the FF Beneficial Investor for so long as the FF Investor is a selling Holder), and the partners, members, officers, directors, and stockholders of each such Holder; legal counsel, accountants and investment advisers for each such Holder; any underwriter (as defined in the Securities Act) for each such Holder; and each Person, if any, who controls such Holder or underwriter within the meaning of the Securities Act or the Exchange Act, against any Damages, and the Company will pay to each such Holder, underwriter, controlling Person, or other aforementioned Person any legal or other expenses reasonably incurred thereby in connection with investigating or defending any claim or proceeding from which Damages may result, as such expenses are incurred; provided, however, that the indemnity agreement contained in this Subsection 2.8(a) shall not apply to amounts paid in settlement of any such claim or proceeding if such settlement is effected without the consent of the Company, which consent shall not be unreasonably withheld, nor shall the Company be liable for any Damages to the extent that they arise out of or are based upon actions or omissions made in reliance upon and in conformity with written information furnished by or on behalf of any such Holder, underwriter, controlling Person, or other aforementioned Person expressly for use in connection with such registration.

(b) Except as otherwise provided in Subsection 6.17, to the extent permitted by law, each selling Holder, severally and not jointly, will indemnify and hold harmless the Company, and each of its directors, each of its officers who has signed the registration statement, each Person (if any), who controls the Company within the meaning of the Securities Act, legal counsel and accountants for the Company, any underwriter (as defined in the Securities Act), any other Holder (which includes the FF Beneficial Investor for so long as the FF Investor is a Holder) selling securities in such registration statement, and any controlling Person of any such underwriter or other Holder (which includes the FF Beneficial Investor for so long as the FF Investor is a Holder), against any Damages, in each case only to the extent that such Damages arise out of or are based upon actions or omissions made in reliance upon and in

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conformity with written information furnished by or on behalf of such selling Holder expressly for use in connection with such registration; and each such selling Holder will pay to the Company and each other aforementioned Person any legal or other expenses reasonably incurred thereby in connection with investigating or defending any claim or proceeding from which Damages may result, as such expenses are incurred; provided, however, that the indemnity agreement contained in this Subsection 2.8(b) shall not apply to amounts paid in settlement of any such claim or proceeding if such settlement is effected without the consent of the Holder (which includes the FF Beneficial Investor for so long as the FF Investor is a Holder), which consent shall not be unreasonably withheld; and provided further that in no event shall the aggregate amounts payable by any Holder (which includes the FF Beneficial Investor for so long as the FF Investor is a Holder) by way of indemnity or contribution under Subsections 2.8(b) and 2.8(d) exceed the proceeds from the offering received by such Holder (net of any Selling Expenses paid by such Holder), except in the case of fraud or willful misconduct by such Holder.

(c) Promptly after receipt by an indemnified party under this Subsection 2.8 of notice of the commencement of any action (including any governmental action) for which a party may be entitled to indemnification hereunder, such indemnified party will, if a claim in respect thereof is to be made against any indemnifying party under this Subsection 2.8, give the indemnifying party notice of the commencement thereof. The indemnifying party shall have the right to participate in such action and, to the extent the indemnifying party so desires, participate jointly with any other indemnifying party to which notice has been given, and to assume the defense thereof with counsel mutually satisfactory to the parties; provided, however, that an indemnified party (together with all other indemnified parties that may be represented without conflict by one counsel) shall have the right to retain one separate counsel, with the fees and expenses to be paid by the indemnifying party, if representation of such indemnified party by the counsel retained by the indemnifying party would be inappropriate due to actual or potential differing interests between such indemnified party and any other party represented by such counsel in such action. The failure to give notice to the indemnifying party within a reasonable time of the commencement of any such action shall relieve such indemnifying party of any liability to the indemnified party under this Subsection 2.8, to the extent that such failure materially prejudices the indemnifying party’s ability to defend such action. The failure to give notice to the indemnifying party will not relieve it of any liability that it may have to any indemnified party otherwise than under this Subsection 2.8.

(d) To provide for just and equitable contribution to joint liability under the Securities Act in any case in which either: (i) any party otherwise entitled to indemnification hereunder makes a claim for indemnification pursuant to this Subsection 2.8 but it is judicially determined (by the entry of a final judgment or decree by a court of competent jurisdiction and the expiration of time to appeal or the denial of the last right of appeal) that such indemnification may not be enforced in such case, notwithstanding the fact that this Subsection 2.8 provides for indemnification in such case, or (ii) contribution under the Securities Act may be required on the part of any party hereto for which indemnification is provided under this Subsection 2.8, then, and in each such case, such parties will contribute to the aggregate losses, claims, damages, liabilities, or expenses to which they may be subject (after contribution from others) in such proportion as is appropriate to reflect the relative fault of each of the indemnifying party and the indemnified party in connection with the statements, omissions, or

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other actions that resulted in such loss, claim, damage, liability, or expense, as well as to reflect any other relevant equitable considerations. The relative fault of the indemnifying party and of the indemnified party shall be determined by reference to, among other things, whether the untrue or allegedly untrue statement of a material fact, or the omission or alleged omission of a material fact, relates to information supplied by the indemnifying party or by the indemnified party and the parties’ relative intent, knowledge, access to information, and opportunity to correct or prevent such statement or omission; provided, however, that, in any such case (x) no Holder (which includes the FF Beneficial Investor for so long as the FF Investor is a Holder) will be required to contribute any amount in excess of the public offering price of all such Registrable Securities offered and sold by such Holder pursuant to such registration statement, and (y) no Person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) will be entitled to contribution from any Person who was not guilty of such fraudulent misrepresentation; and provided further that in no event shall the liability of a Holder (which includes the FF Beneficial Investor for so long as the FF Investor is a Holder) pursuant to this Subsection 2.8(d), when combined with the amounts paid or payable by such Holder pursuant to Subsection 2.8(b), exceed the proceeds from the offering received by such Holder (net of any Selling Expenses paid by such Holder), except in the case of willful misconduct or fraud by such Holder.

(e) Unless otherwise superseded by an underwriting agreement entered into in connection with the underwritten public offering, the obligations of the Company and Holders (which includes the FF Beneficial Investor for so long as the FF Investor is a Holder) under this Subsection 2.8 shall survive the completion of any offering of Registrable Securities in a registration under this Section 2, and otherwise shall survive the termination of this Agreement.

2.9 Reports Under Exchange Act. With a view to making available to the Holders (which includes the FF Beneficial Investor for so long as the FF Investor is a Holder) the benefits of SEC Rule 144 and any other rule or regulation of the SEC that may at any time permit a Holder to sell securities of the Company to the public without registration or pursuant to a registration on Form S 3, the Company shall:

(a) make and keep available adequate current public information, as those terms are understood and defined in SEC Rule 144, at all times after the effective date of the registration statement filed by the Company for the IPO;

(b) use commercially reasonable efforts to file with the SEC in a timely manner all reports and other documents required of the Company under the Securities Act and the Exchange Act (at any time after the Company has become subject to such reporting requirements); and

(c) furnish to any Holder, so long as the Holder owns any Registrable Securities, forthwith upon request (i) to the extent accurate, a written statement by the Company that it has complied with the reporting requirements of SEC Rule 144 (at any time after ninety (90) days after the effective date of the registration statement filed by the Company for the IPO), the Securities Act, and the Exchange Act (at any time after the Company has become subject to such reporting requirements), or that it qualifies as a registrant whose securities may be resold

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pursuant to Form S 3 (at any time after the Company so qualifies); (ii) a copy of the most recent annual or quarterly report of the Company and such other reports and documents so filed by the Company; and (iii) such other information as may be reasonably requested in availing any Holder of any rule or regulation of the SEC that permits the selling of any such securities without registration (at any time after the Company has become subject to the reporting requirements under the Exchange Act) or pursuant to Form S 3 (at any time after the Company so qualifies to use such form).

2.10 Limitations on Subsequent Registration Rights. From and after the date of this Agreement, the Company shall not, without the prior written consent of the Holders of a majority of the Registrable Securities then outstanding, enter into any agreement with any holder or prospective holder of any securities of the Company that would allow such holder or prospective holder to include such securities in any registration unless, under the terms of such agreement, such holder or prospective holder may include such securities in any such registration only to the extent that the inclusion of such securities will not reduce the number of the Registrable Securities of the Holders that are included; provided that this limitation shall not apply to any additional Investor who becomes a party to this Agreement in accordance with Subsection 6.9.

2.11 “Market Stand-off” Agreement. Each Holder hereby agrees that it will not, without the prior written consent of the managing underwriter, (a) during the period commencing on the date of the final prospectus relating to the registration by the Company for its own behalf of shares of its Common Stock or any other equity securities under the Securities Act on a registration statement on Form S-1 or Form S-3, and ending on the date specified by the Company and the managing underwriter (such period not to exceed one hundred eighty (180) days in the case of the IPO), or such other period as may be requested by the Company or an underwriter to accommodate regulatory restrictions on (1) the publication or other distribution of research reports, and (2) analyst recommendations and opinions, including, but not limited to, the restrictions contained in FINRA Rule 2241, or any successor provisions or amendments thereto (the “Initial Lock-Up Period”), and (b) if approved by the Holders of a majority of the Registrable Securities then outstanding, the 90-day period following the effective date of a secondary offering occurring prior to the end of the Initial Lock-Up Period or such other period as may be requested by the Company or an underwriter to accommodate regulatory restrictions on (1) the publication or other distribution of research reports, and (2) analyst recommendations and opinions, including, but not limited to, the restrictions contained in FINRA Rule 2711(f)(4) or NYSE Rule 472(f)(4), or any successor provisions or amendments thereto, (i) lend; offer; pledge; sell; contract to sell; sell any option or contract to purchase; purchase any option or contract to sell; grant any option, right, or warrant to purchase; or otherwise transfer or dispose of, directly or indirectly, any shares of Common Stock or any securities convertible into or exercisable or exchangeable (directly or indirectly) for Common Stock (held immediately before the effective date of the registration statement for such offering) or (ii) enter into any swap or other arrangement that transfers to another, in whole or in part, any of the economic consequences of ownership of such securities, whether any such transaction described in clause (i) or (ii) above is to be settled by delivery of Common Stock or other securities, in cash, or otherwise. The foregoing provisions of this Subsection 2.11 shall apply only to the IPO, and shall not apply to the sale of any shares to an underwriter pursuant to an underwriting agreement, or to the transfer of any shares to any trust for the direct or indirect benefit of the Holder or the

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immediate family of the Holder, or to the transfer of any shares by the FF Investor or the FF Beneficial Investor to an FF Permitted Transferee, provided that the trustee of the trust or the FF Permitted Transferee agrees to be bound in writing by the restrictions set forth herein, and provided further that any such transfer shall not involve a disposition for value, and shall be applicable to the Holders only if all officers, directors and all stockholders individually owning more than one percent (1%) of the Company’s outstanding Common Stock (after giving effect to conversion into Common Stock of all outstanding Preferred Stock) are subject to the same restrictions. The underwriters in connection with such registration are intended third-party beneficiaries of this Subsection 2.11 and shall have the right, power and authority to enforce the provisions hereof as though they were a party hereto. Each Holder further agrees to execute such agreements as may be reasonably requested by the underwriters in connection with such registration that are consistent with this Subsection 2.11 or that are necessary to give further effect thereto. Any discretionary waiver or termination of the restrictions of any or all of such agreements by the Company or the underwriters shall apply pro rata to all Holders, based on the number of Registrable Securities then outstanding held by Holders and the holders of capital stock receiving the waiver or termination of such restrictions. In the event that any underwriter requests an Investor to sign a lock-up agreement (an “Investor Lock-Up Agreement”), the Company shall use its best efforts to require all directors, officers and holders of more than one percent (1%) of the Company’s outstanding capital stock to sign a lock-up agreement with the same terms as the Investor Lock-Up Agreement. The Company shall notify the Investors if it is aware of any lock-up agreements relating to the Company with more favorable terms than the Investor Lock-Up Agreement. Any release by the Company of this lock-up shall be pro rata without approval of the Requisite Investors (as defined below). In the event that the Company becomes aware that an underwriter has released any director or officer, or any holders of more than one percent of the Company’s outstanding capital stock from their lock-up agreements pursuant to this Subsection 2.11 the Company shall require the underwriters to release the Investors pro rata and the Company shall not consent to any release that is not pro rata without the approval of the Requisite Investors. The Company shall also use its best efforts to cause any future holders of one percent (1%) or more of the Company’s outstanding capital stock to agree to a lock-up provision similar to this Subsection 2.11. Notwithstanding the foregoing, neither the FF Investor nor the FF Beneficial Investor shall be required to execute any agreements pursuant to this Subsection 2.11, unless such agreement contains a limitation of liability provision substantially in the form of Subsection 6.17.

2.12 Restrictions on Transfer.

(a) The Preferred Stock and the Registrable Securities shall not be sold, pledged, or otherwise transferred, and the Company shall not recognize and shall issue stop-transfer instructions to its transfer agent with respect to any such sale, pledge, or transfer, except upon the conditions specified in this Agreement, which conditions are intended to ensure compliance with the provisions of the Securities Act. A transferring Holder will cause any proposed purchaser, pledgee, or transferee of the Preferred Stock and the Registrable Securities held by such Holder to agree to take and hold such securities subject to the provisions and upon the conditions specified in this Agreement. Notwithstanding the foregoing, (i) the FF Investor and the FF Beneficial Investor may transfer or assign any Preferred Stock or Registrable Securities, or any beneficial interest in respect of such Preferred Stock or Registrable Securities, to any FF Permitted Transferee and (ii) the Company shall not require any transferee of shares pursuant to an effective registration statement or, following the IPO, SEC Rule 144 to be bound by the terms of this Agreement.

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(b) Each certificate, instrument, or book entry representing (i) any series of Preferred Stock, (ii) the Registrable Securities, and (iii) any other securities issued in respect of the securities referenced in clauses (i) and (ii), upon any stock split, stock dividend, recapitalization, merger, consolidation, or similar event, shall (unless otherwise permitted by the provisions of Subsection 2.12(c)) be notated with a legend substantially in the following form:

THE SECURITIES REPRESENTED HEREBY HAVE BEEN ACQUIRED FOR INVESTMENT AND HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933. SUCH SHARES MAY NOT BE SOLD, PLEDGED, OR TRANSFERRED IN THE ABSENCE OF SUCH REGISTRATION OR A VALID EXEMPTION FROM THE REGISTRATION AND PROSPECTUS DELIVERY REQUIREMENTS OF SAID ACT.

THE SECURITIES REPRESENTED HEREBY MAY BE TRANSFERRED ONLY IN ACCORDANCE WITH THE TERMS OF AN INVESTORS’ RIGHTS AGREEMENT BETWEEN THE COMPANY AND THE STOCKHOLDER, A COPY OF WHICH IS ON FILE WITH THE SECRETARY OF THE COMPANY.

The Holders consent to the Company making a notation in its records and giving instructions to any transfer agent of the Restricted Securities in order to implement the restrictions on transfer set forth in this Subsection 2.12.

(c) The holder of such Restricted Securities, by acceptance of ownership thereof, agrees to comply in all respects with the provisions of this Section 2. Before any proposed sale, pledge, or transfer of any Restricted Securities, unless there is in effect a registration statement under the Securities Act covering the proposed transaction or, following the IPO, the transfer is made pursuant to SEC Rule 144, the Holder thereof shall give notice to the Company of such Holder’s intention to effect such sale, pledge, or transfer, provided that the Wellington Investors shall not be required to provide such notice in advance of any trade, sale, pledge or transfer pursuant to SEC Rule 144. Each such notice shall describe the manner and circumstances of the proposed sale, pledge, or transfer in sufficient detail and, if reasonably requested by the Company, shall be accompanied at such Holder’s expense by either (i) a written opinion of legal counsel who shall, and whose legal opinion shall, be reasonably satisfactory to the Company, addressed to the Company, to the effect that the proposed transaction may be effected without registration under the Securities Act; (ii) a “no action” letter from the SEC to the effect that the proposed sale, pledge, or transfer of such Restricted Securities without registration will not result in a recommendation by the staff of the SEC that action be taken with respect thereto; or (iii) any other evidence reasonably satisfactory to counsel to the Company to the effect that the proposed sale, pledge, or transfer of the Restricted Securities may be effected without registration under the Securities Act, whereupon the Holder of such Restricted Securities shall be entitled to sell, pledge, or transfer such Restricted Securities in accordance with the terms of the notice given by the Holder to the Company. The Company will not require such a legal opinion or “no action” letter (x) in any transaction in compliance with SEC Rule 144; or (y)

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in any transaction in which such Holder distributes Restricted Securities to an Affiliate of such Holder for no consideration; provided that, other than in connection with a transaction in compliance with SEC Rule 144 following the IPO, each transferee agrees in writing to be subject to the terms of this Subsection 2.12. Each certificate, instrument, or book entry representing the Restricted Securities transferred as above provided shall be notated with, except if such transfer is made pursuant to SEC Rule 144 or pursuant to an effective registration statement, the appropriate restrictive legend set forth in Subsection 2.12(b), except that such certificate instrument, or book entry shall not be notated with such restrictive legend if, in the opinion of counsel for such Holder and the Company, such legend is not required in order to establish compliance with any provisions of the Securities Act.

2.13 Termination of Registration Rights. The right of any Holder (which includes the FF Beneficial Investor for so long as the FF Investor is a Holder) to request registration or inclusion of Registrable Securities in any registration pursuant to Subsections 2.1 or 2.2 shall terminate upon the earliest to occur of:

(a) the closing of a Deemed Liquidation Event, as such term is defined in the Certificate of Incorporation; and

(b) such time after consummation of the IPO as Rule 144 or another similar exemption under the Securities Act is available for the sale of all of such Holder’s shares without limitation during a three-month period without registration.

3. Information and Observer Rights.

3.1 Delivery of Financial Statements. The Company shall deliver to each Major Investor, provided that the Board of Directors has not reasonably determined that such Major Investor is a Competitor of the Company:

(a) as soon as practicable, but in any event within one hundred twenty (120) days after the end of each fiscal year of the Company (i) a balance sheet as of the end of such year, (ii) statements of income and of cash flows for such year and a comparison between (x) the actual amounts as of and for such fiscal year and (y) the comparable amounts for the prior year and as included in the Budget (as defined in Subsection 3.1(e)) for such year, with an explanation of any material differences between such amounts and a schedule as to the sources and applications of funds for such year, and (iii) a statement of stockholders’ equity as of the end of such year, all such financial statements audited and certified by independent public accountants selected by the Company (to include the affirmative approval of at least two of the Preferred Directors);

(b) as soon as practicable, but in any event within forty-five (45) days after the end of each of the first three (3) quarters of each fiscal year of the Company, unaudited statements of income and cash flows for such fiscal quarter, and an unaudited balance sheet and a statement of stockholders’ equity as of the end of such fiscal quarter, all prepared in accordance with GAAP (except that such financial statements may (i) be subject to normal year-end audit adjustments; and (ii) not contain all notes thereto that may be required in accordance with GAAP);

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(c) as soon as practicable, but in any event within forty-five (45) days after the end of each quarter of each fiscal year of the Company, a statement showing the number of shares of each class and series of capital stock and securities convertible into or exercisable for shares of capital stock outstanding at the end of the period, the Common Stock issuable upon conversion or exercise of any outstanding securities convertible or exercisable for Common Stock and the exchange ratio or exercise price applicable thereto, and the number of shares of issued stock options and stock options not yet issued but reserved for issuance, if any, all in sufficient detail as to permit the Major Investors to calculate their respective percentage equity ownership in the Company, and certified by the chief financial officer or chief executive officer of the Company as being true, complete, and correct;

(d) as soon as practicable, but in any event within thirty (30) days of the end of each month, an unaudited income statement and statement of cash flows for such month, and an unaudited balance sheet and statement of stockholders’ equity as of the end of such month, each compared against the Budget, all prepared in accordance with GAAP (except that such financial statements may (i) be subject to normal year-end audit adjustments and (ii) not contain all notes thereto that may be required in accordance with GAAP);

(e) as soon as practicable, but in any event sixty (60) days before the end of each fiscal year, a budget and business plan for the next fiscal year (collectively, the “Budget”), approved by the Board of Directors and prepared on a monthly basis, including balance sheets, income statements, and statements of cash flow for such months and, promptly after prepared, any other budgets or revised budgets prepared by the Company; and

(f) such other information relating to the financial condition, business, prospects, or corporate affairs of the Company as any Major Investor may from time to time reasonably request; provided, however, that the Company shall not be obligated under this Subsection 3.1 to provide information (i) that the Company reasonably determines in good faith to be a trade secret; or (ii) the disclosure of which would adversely affect the attorney-client privilege between the Company and its counsel.

If, for any period, the Company has any subsidiary whose accounts are consolidated with those of the Company, then in respect of such period the financial statements delivered pursuant to the foregoing sections shall be the consolidated and consolidating financial statements of the Company and all such consolidated subsidiaries.

Notwithstanding anything else in this Subsection 3.1 to the contrary, the Company may cease providing the information set forth in this Subsection 3.1 during the period starting with the date forty-five (45) days before the Company’s good-faith estimate of the date of filing of a registration statement if it reasonably concludes it must do so to comply with the SEC rules applicable to such registration statement and related offering; provided that the Company’s covenants under this Subsection 3.1 shall be reinstated at such time as the Company is no longer actively employing its commercially reasonable efforts to cause such registration statement to become effective.

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3.2 Inspection. The Company shall permit each Major Investor (provided that the Board of Directors has not reasonably determined that such Major Investor is a Competitor of the Company), at such Major Investor’s expense, to visit and inspect the Company’s properties; examine its books of account and records; and discuss the Company’s affairs, finances, and accounts with its officers, during normal business hours of the Company as may be reasonably requested by Major Investor; provided, however, that the Company shall not be obligated pursuant to this Subsection 3.2 to provide access to any information that it reasonably and in good faith considers to be a trade secret or the disclosure of which would adversely affect the attorney-client privilege between the Company and its counsel.

3.3 Observer Rights.

(a) Tribeca Observer. As long as Tribeca or its Affiliates owns not less than 1,449,270 shares of Series A Preferred Stock (or an equivalent amount of Common Stock issued upon conversion thereof), as adjusted for stock splits, dividends and the like, the Company shall invite a representative of Tribeca (the “Tribeca Observer”) to attend all meetings of its Board of Directors in a nonvoting observer capacity and, in this respect, shall give such representative copies of all notices, minutes, consents, and other materials that it provides to its directors at the same time and in the same manner as provided to such directors; provided, however, that such representative shall agree to hold in confidence with respect to all information so provided; and provided further, that the Company reserves the right to withhold any information and to exclude such representative from any meeting or portion thereof if access to such information or attendance at such meeting could adversely affect the attorney-client privilege between the Company and its counsel or result in disclosure of trade secrets or a conflict of interest, or if such Investor or its representative is a Competitor of the Company. The Company shall reimburse Tribeca for all reasonable out-of-pocket travel expenses of the Tribeca Observer incurred in connection with attending meetings of the Board of Directors, Board Committee (as defined below) meetings and any other meetings or events attended on behalf of the Company at the Company’s request (such as trade shows).

(b) ASV Observer. As long as ASV or its Affiliates owns not less than 687,942 shares of Series A Preferred Stock (or an equivalent amount of Common Stock issued upon conversion thereof), as adjusted for stock splits, dividends and the like, the Company shall invite a representative of ASV (the “ASV Observer”) to attend all meetings of its Board of Directors in a nonvoting observer capacity and, in this respect, shall give such representative copies of all notices, minutes, consents, and other materials that it provides to its directors at the same time and in the same manner as provided to such directors; provided, however, that such representative shall agree to hold in confidence with respect to all information so provided; and provided further, that the Company reserves the right to withhold any information and to exclude such representative from any meeting or portion thereof if access to such information or attendance at such meeting could adversely affect the attorney-client privilege between the Company and its counsel or result in disclosure of trade secrets or a conflict of interest, or if such Investor or its representative is a Competitor of the Company. The Company shall reimburse ASV for all reasonable out-of-pocket travel expenses of the ASV Observer incurred in connection with attending meetings of the Board of Directors, Board Committee (as defined below) meetings and any other meetings or events attended on behalf of the Company at the Company’s request (such as trade shows).

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(c) Series Seed 2 Preferred Stock Observer. As long as the holders of Series Seed 2 Preferred Stock own not less than 3,349,800 shares of the Series Seed 2 Preferred Stock (or an equivalent amount of Common Stock issued upon conversion thereof), as adjusted for stock splits, dividends and the like, the Company shall invite a representative of the holders of Series Seed 2 Preferred Stock (the “Series Seed Observer”) to attend all meetings of its Board of Directors in a nonvoting observer capacity and, in this respect, shall give such representative copies of all notices, minutes, consents, and other materials that it provides to its directors at the same time and in the same manner as provided to such directors; provided, however, that such representative shall agree to hold in confidence with respect to all information so provided; and provided further, that the Company reserves the right to withhold any information and to exclude such representative from any meeting or portion thereof if access to such information or attendance at such meeting could adversely affect the attorney-client privilege between the Company and its counsel or result in disclosure of trade secrets or a conflict of interest, or if such Investor or its representative is a Competitor of the Company. The Company shall reimburse the Series Seed Observer for all reasonable out-of-pocket travel expenses of the Series Seed Observer incurred in connection with attending meetings of the Board of Directors, Board Committee (as defined below) meetings and any other meetings or events attended on behalf of the Company at the Company’s request (such as trade shows).

(d) Wellington Observer. As long as Wellington or its Affiliates owns not less than 3,164,442 shares of Series E Preferred Stock (or an equivalent amount of Common Stock issued upon conversion thereof), as adjusted for stock splits, dividends and the like, the Company shall invite a representative of Wellington (the “Wellington Observer”) to attend all meetings of its Board of Directors and each Board Committee (as defined below) in a nonvoting observer capacity and, in this respect, shall give such representative copies of all notices, minutes, consents, and other materials that it provides to its directors at the same time and in the same manner as provided to such directors; provided, however, that such representative shall agree to hold in confidence with respect to all information so provided pursuant to the terms of Section 3.5 below and the Wellington Side Letter; and provided further, that the Company reserves the right to withhold any information and to exclude such representative from any meeting or portion thereof if access to such information or attendance at such meeting could adversely affect the attorney-client privilege between the Company and its counsel or result in disclosure of trade secrets or a conflict of interest, or if such Investor or its representative is a Competitor of the Company. The Company shall reimburse Wellington for all reasonable out-of-pocket travel expenses of the Wellington Observer incurred in connection with attending meetings of the Board of Directors, Board Committee (as defined below) meetings and any other meetings or events attended on behalf of the Company at the Company’s request (such as trade shows).

(e) Durable Observer. As long as Durable or its Affiliates owns not less than 3,376,040 shares of Series E-1 Preferred Stock (or an equivalent amount of Common Stock issued upon conversion thereof), as adjusted for stock splits, dividends and the like, the Company shall invite a representative of Durable (the “Durable Observer”) to attend all meetings of its Board of Directors and each Board Committee (as defined below) in a nonvoting observer capacity and, in this respect, shall give such representative copies of all notices, minutes, consents, and other materials that it provides to its directors at the same time and in the same manner as provided to such directors; provided, however, that all information so provided

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shall be subject to the terms of Section 3.5 below and the Durable Side Letter; and provided further, that the Company reserves the right to withhold any information and to exclude such representative from any meeting or portion thereof if access to such information or attendance at such meeting could adversely affect the attorney-client privilege between the Company and its counsel or result in disclosure of trade secrets or a conflict of interest. The Company shall reimburse Durable for all reasonable out-of-pocket travel expenses of the Durable Observer incurred in connection with attending meetings of the Board of Directors, Board Committee (as defined below) meetings and any other meetings or events attended on behalf of the Company at the Company’s request (such as trade shows).

3.4 Termination of Information, Inspection and Observer Rights. The covenants set forth in Subsection 3.1, Subsection 3.2, Subsection 3.3 and Subsection 3.5 shall terminate and be of no further force or effect (i) immediately before the consummation of the IPO, (ii) when the Company first becomes subject to the periodic reporting requirements of Section 12(g) or 15(d) of the Exchange Act, or (iii) upon the closing of a Deemed Liquidation Event (as such term is defined in the Certificate of Incorporation), where the proceeds are cash, freely-tradeable equity securities registered under the Exchange Act and listed on the New York Stock Exchange (the “NYSE”), the NYSE American or the NASDAQ Global Select Market and/or equity securities of a private company if the sale for which the equity securities of a private company are to be received as consideration is an arms’ length transaction in which the acquiring company does not control, is not controlled by, nor under common control with any stockholder or board member of the Company, whichever event under (i), (ii) or (iii) shall occur first.

3.5 Confidentiality. Subject to the Future Fund Side Letter, the Wellington Side Letter and the Durable Side Letter, each Investor (which includes the FF Beneficial Investor for so long as the FF Investor is an Investor) agrees that such Investor will keep confidential and will not disclose, divulge, or use for any purpose (other than to monitor its investment in the Company) any confidential information obtained from the Company pursuant to the terms of this Agreement (including notice of the Company’s intention to file a registration statement), unless such confidential information (a) is known or becomes known to the public in general (other than as a result of a breach of this Subsection 3.5 by such Investor), (b) is or has been independently developed or conceived by such Investor without use of the Company’s confidential information, or (c) is or has been made known or disclosed to such Investor by a third party without a breach of any obligation of confidentiality such third party may have to the Company; provided, however, that an Investor (which includes the FF Beneficial Investor for so long as the FF Investor is an Investor) may disclose confidential information (i) to its attorneys, accountants, consultants, and other professionals to the extent necessary to obtain their services in connection with monitoring its investment in the Company; (ii) to any prospective purchaser of any Registrable Securities from such Investor, if such prospective purchaser agrees to be bound by the provisions of this Subsection 3.5; (iii) to any existing or prospective Affiliate, partner, member, stockholder, or wholly owned subsidiary of such Investor in the ordinary course of business, provided that such Investor informs such Person that such information is confidential and directs such Person to maintain the confidentiality of such information; or (iv) as may otherwise be required by law, provided that the Investor promptly notifies the Company of such disclosure and takes reasonable steps to minimize the extent of any such required disclosure.

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4. Rights to Future Stock Issuances.

4.1 Right of First Offer. Subject to the terms and conditions of this Subsection 4.1 and applicable securities laws, if the Company proposes to offer or sell any New Securities, the Company shall first offer such New Securities to each Major Investor. A Major Investor shall be entitled to apportion the right of first offer hereby granted to it, in such proportions as it deems appropriate, among (i) itself, (ii) its Affiliates and (iii) its beneficial interest holders, such as limited partners, members or any other Person having “beneficial ownership,” as such term is defined in Rule 13d-3 promulgated under the Exchange Act, of such Major Investor (“Investor Beneficial Owners”); provided that each such Affiliate or Investor Beneficial Owner (x) is not a Competitor, unless such party’s purchase of New Securities is otherwise consented to by the Board of Directors, (y) agrees to enter into this Agreement and each of the Fifth Amended and Restated Voting Agreement and Fifth Amended and Restated Right of First Refusal and Co-Sale Agreement of even date herewith among the Company, the Investors and the other parties named therein, as the same may be amended and/or restated from time to time, as an “Investor” under each such agreement (provided that any Competitor shall not be entitled to any rights as a Major Investor under Subsections 3.1, 3.2 and 4.1 hereof), and (z) agrees to purchase at least such number of New Securities as are allocable hereunder to the Major Investor holding the fewest number of Preferred Stock and any other Derivative Securities.

(a) The Company shall give notice (the “Offer Notice”) to each Major Investor, stating (i) its bona fide intention to offer such New Securities, (ii) the number of such New Securities to be offered, and (iii) the price and terms, if any, upon which it proposes to offer such New Securities.

(b) By notification to the Company within twenty (20) days after the Offer Notice is given, each Major Investor may elect to purchase or otherwise acquire, at the price and on the terms specified in the Offer Notice, up to that portion of such New Securities which equals the proportion that the Common Stock then held by such Major Investor (including all shares of Common Stock then issuable (directly or indirectly) upon conversion and/or exercise, as applicable, of the Preferred Stock and any other Derivative Securities then held by such Major Investor) bears to the total Common Stock of the Company then outstanding (assuming full conversion and/or exercise, as applicable, of all Preferred Stock and other Derivative Securities). At the expiration of such twenty (20) day period, the Company shall promptly notify each Major Investor that elects to purchase or acquire all the shares available to it (each, a “Fully Exercising Investor”) of any other Major Investor’s failure to do likewise. During the ten (10) day period commencing after the Company has given such notice, each Fully Exercising Investor may, by giving notice to the Company, elect to purchase or acquire, in addition to the number of shares specified above, up to that portion of the New Securities for which Major Investors were entitled to subscribe but that were not subscribed for by the Major Investors which is equal to the proportion that the Common Stock issued and held, or issuable (directly or indirectly) upon conversion and/or exercise, as applicable, of Preferred Stock and any other Derivative Securities then held, by such Fully Exercising Investor bears to the Common Stock issued and held, or issuable (directly or indirectly) upon conversion and/or exercise, as applicable, of the Preferred Stock and any other Derivative Securities then held, by all Fully Exercising Investors who wish to purchase such unsubscribed shares. The closing of any sale pursuant to this Subsection 4.1(b) shall occur within the later of ninety (90) days of the date that the Offer Notice is given and the date of initial sale of New Securities pursuant to Subsection 4.1(c).

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(c) If all New Securities referred to in the Offer Notice are not elected to be purchased or acquired as provided in Subsection 4.1(b), the Company may, during the ninety (90) day period following the expiration of the periods provided in Subsection 4.1(b), offer and sell the remaining unsubscribed portion of such New Securities to any Person or Persons at a price not less than, and upon terms no more favorable to the offeree than, those specified in the Offer Notice. If the Company does not enter into an agreement for the sale of the New Securities within such period, or if such agreement is not consummated within thirty (30) days of the execution thereof, the right provided hereunder shall be deemed to be revived and such New Securities shall not be offered unless first reoffered to the Major Investors in accordance with this Subsection 4.1.

(d) The right of first offer in this Subsection 4.1 shall not be applicable to (i) Exempted Securities (as defined in the Certificate of Incorporation); (ii) the issuance of shares of Series E-1 Preferred Stock to Additional Purchasers pursuant to the Purchase Agreement and (iii) shares of Common Stock issued in the IPO.

4.2 Termination. The covenants set forth in Subsection 4.1 shall terminate and be of no further force or effect (i) immediately before the consummation of the QPO, (ii) when the Company first becomes subject to the periodic reporting requirements of Section 12(g) or 15(d) of the Exchange Act, or (iii) upon the closing of a Deemed Liquidation Event, as such term is defined in the Certificate of Incorporation, whichever event occurs first.

5. Additional Covenants.

5.1 Insurance. The Company shall use its commercially reasonable efforts to maintain Directors and Officers liability insurance until such time as the Board of Directors, including at least two of the Preferred Directors, determines that such insurance should be discontinued. Notwithstanding any other provision of this Subsection 5.1 to the contrary, for so long as at least one Preferred Director is serving on the Board of Directors, the Company shall not cease to maintain a Directors and Officers liability insurance policy in an amount of at least two million dollars ($2,000,000) unless approved by at least two of the Preferred Directors, and the Company shall annually, within ninety (90) days after the end of each fiscal year of the Company, deliver to the Board of Directors a certification that such a Directors and Officers liability insurance policy remains in effect. The Company shall use its commercially reasonable efforts to maintain in full force and effect, term life insurance in the amount of at least two million dollars ($2,000,000) on the life of George Chamoun (for so long as he remains an employee of the Company); naming the Company as beneficiary. Such policies will not be cancelable by the Company without the prior approval of the Board of Directors (including the affirmative approval of at least two of the Preferred Directors).

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5.2 Employee Agreements. Unless waived by the Board of Directors (including the affirmative approval of at least two of the Preferred Directors), the Company will cause each person now or hereafter employed by it or by any subsidiary (or engaged by the Company or any subsidiary as a consultant/independent contractor) with access to confidential information and/or trade secrets (i) to enter into a nondisclosure and proprietary rights assignment agreement and (ii) to enter into a one (1) year noncompetition and nonsolicitation agreement, substantially in the form approved by the Board of Directors. In addition, the Company shall not amend, modify, terminate, waive, or otherwise alter, in whole or in part, any of the above-referenced agreements or any restricted stock agreement between the Company and any employee, without the consent of at least two of the Preferred Directors.

5.3 Employee Stock. Unless otherwise approved by the Board of Directors, including at least two of the Preferred Directors, all future employees and consultants of the Company who purchase, receive options to purchase, or receive awards of shares of the Company’s capital stock after the date hereof shall be required to execute restricted stock or option agreements, as applicable, providing for (i) vesting of shares over a four-year period, with the first twenty five percent (25%) of such shares vesting following twelve (12) months of continued employment or service, and the remaining shares vesting in equal monthly installments over the following thirty six (36) months, and (ii) a market stand-off provision substantially similar to that in Section 2.11. In addition, unless otherwise approved by the Board of Directors, including at least two of the Preferred Directors, the Company shall retain a “right of first refusal” on employee transfers until the Company’s IPO and shall have the right to repurchase unvested shares at cost upon termination of employment of a holder of restricted stock. Unless approved by the Board of Directors, including at least two of the Preferred Directors, the Company shall not grant any stock option or stock equivalent.

5.4 Matters Requiring Investor Director Approval. So long as the holders of Series A Preferred Stock, Series B Preferred Stock and Series D Preferred Stock are entitled to elect at least two Preferred Directors, the Company hereby covenants and agrees with each of the Investors and the FF Beneficial Investor that it shall not, without approval of the Board of Directors, which approval must include the affirmative vote of at least two of the Preferred Directors:

(a) incur any indebtedness for borrowed money in excess of one million dollars ($1,000,000) not contemplated by the Company’s Budget;

(b) make or approve capital expenditures (including, without limitation, capital improvements, Company infrastructure expenditures and capital expenditures under capitalized leases) in excess of one million dollars ($1,000,000) in the aggregate not included in the Budget;

(c) amend or otherwise increase the authorized number of shares reserved for issuance pursuant to the Company’s 2015 Long-Term Incentive Plan, as amended and restated (the “Plan”), or adopt or amend any other similar stock plan or arrangement;

(d) create any committee of the Board of Directors;

(e) enter into transactions or extend or renew any existing transactions between the Company and any members of the Board of Directors or their immediate families or Affiliates thereof;

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(f) approve the Company’s Budget or operate the Company in a manner materially inconsistent with such Budget;

(g) change the Company’s existing principal business, enter into any material new line of business or exit any material current line of business;

(h) hire or terminate the Chief Executive Officer of the Company;

(i) establish or invest in any joint venture;

(j) acquire all or substantially all of the equity or assets of any other business entity (whether by stock or asset purchase, merger, consolidation or otherwise); or

(k) permit any direct or indirect subsidiary of the Company to effect or validate any action (whether by amendment, merger, consolidation, or otherwise) that is similar to any of the actions listed in subsections 5.4(a)—(j) above.

5.5 Subsidiaries. No Subsidiary shall take any action without the approval of the Board of Directors to the extent approval of the Board of Directors would be required in the event such action was to be taken by the Company itself, including the requisite groups of directors whose approval would be required in the event such action was to be taken by the Company itself.

5.6 Board Matters. Unless otherwise determined by the vote of a majority of the directors then in office, the Board of Directors shall meet at least every twelve (12) weeks, in accordance with an agreed-upon schedule. The Company shall reimburse the Preferred Directors for all reasonable out-of-pocket travel expenses incurred in connection with attending meetings of the Board of Directors, Board Committee (as defined below) meetings and any other meetings or events attended on behalf of the Company at the Company’s request (such as trade shows). Each of the Preferred Directors shall have the right, at their election, to be a member of any committee of the Board of Directors (“Board Committee”).

5.7 Successor Indemnification. If the Company or any of its successors or assignees consolidates with or merges into any other Person and is not the continuing or surviving corporation or entity of such consolidation or merger, then to the extent necessary, proper provision shall be made so that the successors and assignees of the Company assume the obligations of the Company with respect to indemnification of members of the Board of Directors as in effect immediately before such transaction, whether such obligations are contained in the Bylaws, the Certificate of Incorporation, or elsewhere, as the case may be.

5.8 Indemnification Matters. The Company hereby acknowledges that one (1) or more of the directors nominated to serve on the Board of Directors by the Investors (each a “Fund Director”) may have certain rights to indemnification, advancement of expenses and/or insurance provided by one or more of the Investors and certain of their affiliates (collectively, the “Fund Indemnitors”). The Company hereby agrees (a) that it is the indemnitor of first resort (i.e., its obligations to any such Fund Director are primary and any obligation of the Fund Indemnitors to advance expenses or to provide indemnification for the same expenses or liabilities incurred by such Fund Director are secondary), (b) that it shall be required to advance

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the full amount of expenses incurred by such Fund Director and shall be liable for the full amount of all expenses, judgments, penalties, fines and amounts paid in settlement by or on behalf of any such Fund Director to the extent legally permitted and as required by the Certificate of Incorporation or Bylaws (or any agreement between the Company and such Fund Director), without regard to any rights such Fund Director may have against the Fund Indemnitors, and, (c) that it irrevocably waives, relinquishes and releases the Fund Indemnitors from any and all claims against the Fund Indemnitors for contribution, subrogation or any other recovery of any kind in respect thereof. The Company further agrees that no advancement or payment by the Fund Indemnitors on behalf of any such Fund Director with respect to any claim for which such Fund Director has sought indemnification from the Company shall affect the foregoing and the Fund Indemnitors shall have a right of contribution and/or be subrogated to the extent of such advancement or payment to all of the rights of recovery of such Fund Director against the Company.

5.9 Right to Conduct Activities. The Company hereby agrees and acknowledges that each of BCV and its affiliated advisors and funds, Bessemer and its affiliated advisors and funds, Tribeca and its affiliated advisors and funds, Wellington and its affiliated advisors and funds and Durable and its affiliated advisors and funds, are professional investment managers and/or funds, and as such, invest in numerous portfolio companies, some of which may be deemed competitive with the Company’s business (as conducted or proposed to be conducted). Neither BCV, Bessemer, Tribeca, Wellington nor Durable, nor any of their affiliates (including affiliated advisors and funds) shall be liable to the Company for any claim arising out of, or based upon, (i) the investment by BCV, Bessemer, Tribeca, Wellington, Durable or any affiliated fund of BCV, Bessemer, Tribeca, Wellington or Durable in any entity competitive to the Company, or (ii) actions taken by any advisor, partner, officer or other representative of BCV, Bessemer, Tribeca, Wellington, Durable or any affiliated fund of BCV, Bessemer, Tribeca, Wellington or Durable to assist any such competitive company, whether or not such action was taken as a board member of such competitive company, or otherwise; provided, however, that the foregoing shall not relieve (x) any of the Investors from liability associated with the unauthorized disclosure of the Company’s confidential information obtained pursuant to this Agreement, or (y) any director or officer of the Company from any liability associated with his or her fiduciary duties to the Company.

5.10 FCPA. The Company represents that it shall not (and shall not permit any of its subsidiaries or affiliates or any of its or their respective directors, officers, managers, employees, independent contractors, representatives or agents to) promise, authorize or make any payment to, or otherwise contribute any item of value to, directly or indirectly, to any third party, including any Non-U.S. Official (as such term is defined in the U.S. Foreign Corrupt Practices Act of 1977, as amended (the “FCPA”)), in each case, in violation of the FCPA, the U.K. Bribery Act, or any other applicable anti-bribery or anti-corruption law. The Company further represents that it shall (and shall cause each of its subsidiaries and affiliates to) cease all of its or their respective activities, as well as remediate any actions taken by the Company, its subsidiaries or affiliates, or any of their respective directors, officers, managers, employees, independent contractors, representatives or agents in violation of the FCPA, the U.K. Bribery Act, or any other applicable anti-bribery or anti-corruption law. The Company further covenants to maintain systems or internal controls (including, but not limited to, accounting systems, purchasing systems and billing systems) to ensure compliance with the FCPA or any

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other applicable anti-bribery or anti-corruption law (such as Part 12 of the United States Anti-Terrorism, Crime and Security Act of 2001; the United States Money Laundering Control Act of 1986; the United States International Money Laundering Abatement and Anti-Terrorist Financing Act of 2001; the United States Foreign Corrupt Practices Act, as amended; and laws applicable in the United Kingdom that prohibit bribery, corrupt practices or money laundering, including, for the avoidance of doubt, the Bribery Act 2010). Upon request, the Company agrees to provide responsive information and/or certifications concerning its compliance with applicable anti-corruption laws. The Company shall promptly notify each Investor if the Company becomes aware of any Enforcement Action (as defined in the Purchase Agreement). The Company shall, and shall cause any direct or indirect subsidiary or entity controlled by it, whether now in existence or formed in the future, to comply with the FCPA. The Company shall use its best efforts to cause any direct or indirect subsidiary, whether now in existence or formed in the future, to comply in all material respects with all applicable laws.

5.11 Real Property Holding Corporation. If at any time the Company determines that it is a “United States real property holding corporation” (a “USRPHC”) as defined in the Code and any applicable regulations promulgated thereunder, it shall promptly inform the Investors in writing of such determination. In addition, upon the Investor’s request, the Company shall promptly determine whether or not it is a USRPHC and shall promptly inform Bessemer, Tribeca, the FF Investor and the FF Beneficial Investor in writing of such determination.

5.12 Investments in Australian Companies. The company will notify Bessemer if it currently owns, or in future acquires, any voting securities of an Australian entity either listed on an exchange in Australia or having more than 50 members or persons holding equity interests.

5.13 Export. The Company agrees to inform Bessemer if the Company does conduct, or expects to conduct, operations from or do business directly or indirectly in or with Cuba, Northern Ireland, Myanmar, Iran, or Sudan.

5.14 Munitions. The Company covenants not to control any weapon or explosive device, nuclear or otherwise.

5.15 Termination of Covenants. The covenants set forth in this Section 5, except for Subsections 5.7 and 5.8, shall terminate and be of no further force or effect (i) immediately before the consummation of the QPO, (ii) when the Company first becomes subject to the periodic reporting requirements of Section 12(g) or 15(d) of the Exchange Act, or (iii) upon the closing of a Deemed Liquidation Event, as such term is defined in the Certificate of Incorporation, whichever event occurs first.

6. Miscellaneous.

6.1 Successors and Assigns. The rights under this Agreement may be assigned (but only with all related obligations) by a Holder (which includes the FF Beneficial Investor for so long as the FF Investor is a Holder) to a transferee of Registrable Securities that (i) is an Affiliate of a Holder; (ii) is a Holder’s Immediate Family Member or trust for the benefit

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of an individual Holder or one or more of such Holder’s Immediate Family Members; or (iii) after such transfer, holds at least 725,000 shares of Registrable Securities (subject to appropriate adjustment for stock splits, stock dividends, combinations, and other recapitalizations) or all of the Registrable Securities held by such Holder; provided, however, that (x) the Company is, within a reasonable time after such transfer, furnished with written notice of the name and address of such transferee and the Registrable Securities with respect to which such rights are being transferred; and (y) such transferee agrees in a written instrument delivered to the Company to be bound by and subject to the terms and conditions of this Agreement, including the provisions of Subsection 2.11. For the purposes of determining the number of shares of Registrable Securities held by a transferee, the holdings of a transferee (1) that is an Affiliate or stockholder of a Holder; (2) who is a Holder’s Immediate Family Member; or (3) that is a trust for the benefit of an individual Holder or such Holder’s Immediate Family Member shall be aggregated together and with those of the transferring Holder; provided further that all transferees who would not qualify individually for assignment of rights shall have a single attorney-in-fact for the purpose of exercising any rights, receiving notices, or taking any action under this Agreement. The terms and conditions of this Agreement inure to the benefit of and are binding upon the respective successors and permitted assignees of the parties. Nothing in this Agreement, express or implied, is intended to confer upon any party other than the parties hereto or their respective successors and permitted assignees any rights, remedies, obligations or liabilities under or by reason of this Agreement, except as expressly provided herein.

6.2 Governing Law. This Agreement shall be governed by the internal law of the State of Delaware.

6.3 Counterparts. This Agreement may be executed in two (2) or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument. Counterparts may be delivered via facsimile, electronic mail (including pdf or any electronic signature complying with the U.S. federal ESIGN Act of 2000, e.g., www.docusign.com) or other transmission method and any counterpart so delivered shall be deemed to have been duly and validly delivered and be valid and effective for all purposes.

6.4 Titles and Subtitles. The titles and subtitles used in this Agreement are for convenience only and are not to be considered in construing or interpreting this Agreement.

6.5 Notices. All notices and other communications given or made pursuant to this Agreement shall be in writing and shall be deemed effectively given upon the earlier of actual receipt or (i) personal delivery to the party to be notified; (ii) when sent, if sent by electronic mail or facsimile during the recipient’s normal business hours, and if not sent during normal business hours, then on the recipient’s next business day; (iii) five (5) days after having been sent by registered or certified mail, return receipt requested, postage prepaid; or (iv) one (1) business day after the business day of deposit with a nationally recognized overnight courier, freight prepaid, specifying next-day delivery, with written verification of receipt. All communications shall be sent to the respective parties at their addresses as set forth on Schedule A or their signature page hereto, or to the principal office of the Company and to the attention of the Chief Executive Officer, in the case of the Company, or to such email address, facsimile number, or address as subsequently modified by written notice given in accordance with this

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Subsection 6.5. If notice is given to the Company, a copy shall also be sent to Lowenstein Sandler LLP, 1251 Avenue of the Americas, New York, NY 10020 Attention: Anthony O. Pergola, if notice is given to Durable, a copy shall also be given to Greenberg Traurig, LLP, One International Place, Suite 2000, Boston, MA 02110, Attention: Bradley A. Jacobson, Telephone: 617-310-6205, E-Mail: jacobsonb@gtlaw.com, if notice is given to BCV, a copy shall also be given to Ropes & Gray LLP, The Prudential Tower, 800 Boylston Street, Boston, MA 02199, Attention: Joel F. Freedman, Telephone: 617-951-7309, Fax: 617-951-7050, and if notice is given to Bessemer, FF Investor, FF Beneficial Investor or Tribeca, a copy shall also be given to DLA Piper LLP (US), One Fountain Square, 11911 Freedom Drive, Suite 300, Reston, Virginia 20190-5602, Attention: Eric S. Grossman/Matt VanderGoot, and if notice is given to the FF Investor, a copy should also be given to the FF Beneficial Investor. Notwithstanding the foregoing, with respect to the Wellington Investors, all notices shall be sent only to: c/o Wellington Management Company LLP, Legal and Compliance, 280 Congress Street, Boston, MA 02210, Attn: Emily Babalas, email: #legal-ecm@wellington.com, with a copy (which shall not constitute notice) to: Cooley LLP, 500 Boylston Street, 14th Floor, Boston, MA 02116, Attn: Joshua D. Rottner, email: jrottner@cooley.com.

6.6 Amendments and Waivers. Any term of this Agreement may be amended and the observance of any term of this Agreement may be waived (either generally or in a particular instance, and either retroactively or prospectively) only with the written consent of the Company and the holders of a majority of the Registrable Securities issued or issuable upon conversion of the then outstanding Series A Preferred Stock, Series B Preferred Stock, Series C Preferred Stock, Series D Preferred Stock, Series E Preferred Stock and Series E-1 Preferred Stock (voting together as a single class on an as-converted to Common Stock basis) (the “Requisite Investors”); provided that the Company may in its sole discretion waive compliance with Subsection 2.12(c) (and the Company’s failure to object promptly in writing after notification of a proposed assignment allegedly in violation of Subsection 2.12(c) shall be deemed to be a waiver); and provided further that any provision hereof may be waived by any waiving party on such party’s own behalf, without the consent of any other party. Notwithstanding the foregoing, (a) this Agreement may not be amended or terminated and the observance of any term hereof may not be waived with respect to any Investor (or the FF Beneficial Investor) without the written consent of such Investor, unless such amendment, termination, or waiver applies to all Investors in the same fashion (it being agreed that a waiver of the provisions of Section 4 with respect to a particular transaction shall only require the consent of Major Investors holding a majority of the shares of Preferred Stock then held by Major Investors and shall be deemed to apply to all Investors in the same fashion if such waiver does so by its terms, notwithstanding the fact that certain Investors may nonetheless, by agreement with the Company, purchase securities in such transaction, provided, that, in the event that in any transaction with respect to which a waiver of the provisions of Section 4 was obtained any securities become available for purchase by any of the Major Investors (such securities, the “Available Securities”), then each Major Investor shall be entitled to purchase a pro-rata portion of such Available Securities. A Major Investor’s pro-rata portion, for purposes of the preceding sentence, is equal to the ratio of (x) the number of shares of Common Stock then held by such Major Investor (including all shares of Common Stock then issuable (directly or indirectly) upon conversion and/or exercise, as applicable, of the Preferred Stock and any other Derivative Securities then held by such Major Investor) to (y) the total Common Stock of the Company then owned by all the Major Investors (assuming full conversion and/or exercise, as applicable, of all

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Preferred Stock and other Derivative Securities)), or (b) Subsection 6.17 of this Agreement may not be amended, terminated or waived without the written consent of the FF Investor and the FF Beneficial Investor and the second sentence of this Subsection 6.6 shall not be amended, terminated or waived without the written consent of Wellington Investors. The Company shall give notice of any amendment or termination hereof or waiver hereunder to any party hereto that did not consent in writing to such amendment, termination, or waiver; provided that the failure to provide such notice shall not invalidate any amendment, modification, termination or waiver hereunder. Any amendment, termination, or waiver effected in accordance with this Subsection 6.6 shall be binding on all parties hereto, regardless of whether any such party has consented thereto. No waivers of or exceptions to any term, condition, or provision of this Agreement, in any one or more instances, shall be deemed to be or construed as a further or continuing waiver of any such term, condition, or provision.

6.7 Severability. In case any one or more of the provisions contained in this Agreement is for any reason held to be invalid, illegal or unenforceable in any respect, such invalidity, illegality, or unenforceability shall not affect any other provision of this Agreement, and such invalid, illegal, or unenforceable provision shall be reformed and construed so that it will be valid, legal, and enforceable to the maximum extent permitted by law.

6.8 Aggregation of Stock. All shares of Registrable Securities held or acquired by Affiliates shall be aggregated together for the purpose of determining the availability of any rights under this Agreement and such Affiliated persons may apportion such rights as among themselves in any manner they deem appropriate.

6.9 Additional Investors. Notwithstanding anything to the contrary contained herein, if the Company issues additional shares of Series E-1 Preferred Stock after the date hereof, any purchaser of such shares of Series E-1 Preferred Stock may become a party to this Agreement by executing and delivering an additional counterpart signature page to this Agreement, and thereafter shall be deemed an “Investor” for all purposes hereunder. No action or consent by the Investors shall be required for such joinder to this Agreement by such additional Investor, so long as such additional Investor has agreed in writing to be bound by all of the obligations as an “Investor” hereunder.

6.10 Entire Agreement. This Agreement (including any Schedules and Exhibits hereto) constitutes the full and entire understanding and agreement among the parties with respect to the subject matter hereof, and any other written or oral agreement relating to the subject matter hereof existing between the parties is expressly canceled. Notwithstanding the foregoing, in the event of a conflict between the terms of this Agreement and the Future Fund Side Letter, the terms and conditions of the Future Fund Side Letter will control and prevail to the extent of the conflict or inconsistency. Notwithstanding the foregoing, in the event of a conflict between the terms of this Agreement and the Wellington Side Letter, the terms and conditions of the Wellington Side Letter will control and prevail to the extent of the conflict or inconsistency.

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6.11 Dispute Resolution. The parties (a) hereby irrevocably and unconditionally submit to the jurisdiction of the state courts of New York or the United States District Court for the Southern District of New York for the purpose of any suit, action or other proceeding arising out of or based upon this Agreement, (b) agree not to commence any suit, action or other proceeding arising out of or based upon this Agreement except in the state courts of New York or the United States District Court for the Southern District of New York, and (c) hereby waive, and agree not to assert, by way of motion, as a defense, or otherwise, in any such suit, action or proceeding, any claim that it is not subject personally to the jurisdiction of the above-named courts, that its property is exempt or immune from attachment or execution, that the suit, action or proceeding is brought in an inconvenient forum, that the venue of the suit, action or proceeding is improper or that this Agreement or the subject matter hereof may not be enforced in or by such court.

WAIVER OF JURY TRIAL: EACH PARTY HEREBY WAIVES ITS RIGHTS TO A JURY TRIAL OF ANY CLAIM OR CAUSE OF ACTION BASED UPON OR ARISING OUT OF THIS AGREEMENT, THE OTHER TRANSACTION DOCUMENTS, THE SECURITIES OR THE SUBJECT MATTER HEREOF OR THEREOF. THE SCOPE OF THIS WAIVER IS INTENDED TO BE ALL-ENCOMPASSING OF ANY AND ALL DISPUTES THAT MAY BE FILED IN ANY COURT AND THAT RELATE TO THE SUBJECT MATTER OF THIS TRANSACTION, INCLUDING, WITHOUT LIMITATION, CONTRACT CLAIMS, TORT CLAIMS (INCLUDING NEGLIGENCE), BREACH OF DUTY CLAIMS, AND ALL OTHER COMMON LAW AND STATUTORY CLAIMS. THIS SECTION HAS BEEN FULLY DISCUSSED BY EACH OF THE PARTIES HERETO AND THESE PROVISIONS WILL NOT BE SUBJECT TO ANY EXCEPTIONS. EACH PARTY HERETO HEREBY FURTHER WARRANTS AND REPRESENTS THAT SUCH PARTY HAS REVIEWED THIS WAIVER WITH ITS LEGAL COUNSEL, AND THAT SUCH PARTY KNOWINGLY AND VOLUNTARILY WAIVES ITS JURY TRIAL RIGHTS FOLLOWING CONSULTATION WITH LEGAL COUNSEL.

6.12 Specific Performance. In addition to any and all other remedies that may be available at law in the event of any breach of this Agreement, each Investor shall be entitled to specific performance of the agreements and obligations of the Company hereunder and to such other injunction or other equitable relief as may be granted by a court of competent jurisdiction.

6.13 Attorneys’ Fees. If any action at law or in equity (including, arbitration) is necessary to enforce or interpret the terms of any of this Agreement, the prevailing party shall be entitled to reasonable attorneys’ fees, costs and necessary disbursements in addition to any other relief to which such party may be entitled.

6.14 Delays or Omissions. No delay or omission to exercise any right, power, or remedy accruing to any party under this Agreement, upon any breach or default of any other party under this Agreement, shall impair any such right, power, or remedy of such nonbreaching or nondefaulting party, nor shall it be construed to be a waiver of or acquiescence to any such breach or default, or to any similar breach or default thereafter occurring, nor shall any waiver of any single breach or default be deemed a waiver of any other breach or default theretofore or thereafter occurring. All remedies, whether under this Agreement or by law or otherwise afforded to any party, shall be cumulative and not alternative.

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6.15 Acknowledgment. The Company acknowledges that the Investors are in the business of venture capital investing and therefore review the business plans and related proprietary information of many enterprises, including enterprises which may have products or services which compete directly or indirectly with those of the Company. Nothing in this Agreement shall preclude or in any way restrict the Investors from investing or participating in any particular enterprise whether or not such enterprise has products or services which compete with those of the Company.

6.16 Effect on Prior Agreement. Upon the execution and delivery of this Agreement by the Company and the holders of a majority of the shares of Common Stock issued or issuable upon conversion of the shares of the Series A Preferred Stock, the Series B Preferred Stock, Series C Preferred Stock, Series D Preferred Stock and Series E Preferred Stock held by the Investors (voting together as a single class on an as-converted to Common Stock basis), the Prior Agreement automatically shall terminate and be of no further force and effect and shall be amended and restated in its entirety as set forth in this Agreement.

6.17 FF Investor Limitation of Liability. The FF Investor enters into and is liable under (a) this Agreement, (b) any other document or agreement which the FF Investor may be required to provide under this Agreement and (c) any document or agreement executed by the Company or any other person as agent or attorney of the FF Investor under this Agreement only in its capacity as custodian for the FF Beneficial Investor, and to the extent that it is actually indemnified by the FF Beneficial Investor. To the extent this Subsection 6.17 operates to reduce the amounts for which the FF Investor would otherwise be liable to any person, the FF Beneficial Investor will pay or procure the payment of such amounts to such person.

[Remainder of Page Intentionally Left Blank]

32

IN WITNESS WHEREOF, the parties have executed this Fifth Amended and Restated Investors’ Rights Agreement as of the date first written above.

ACV AUCTIONS INC.

By:	/s/ George Chamoun
Name:	George Chamoun
Title:	Chief Executive Officer

SIGNATURE PAGE TO FIFTH AMENDED AND RESTATED INVESTORS’ RIGHTS AGREEMENT

IN WITNESS WHEREOF, the parties have executed this Fifth Amended and Restated Investors’ Rights Agreement as of the date first written above.

INVESTORS:

DURABLE CAPITAL MASTER FUND LP

By:	Durable Capital Partners LP, as investment manager

By:	/s/ Michael Blandino
Name:	Michael Blandino

SIGNATURE PAGE TO FIFTH AMENDED AND RESTATED INVESTORS’ RIGHTS AGREEMENT

IN WITNESS WHEREOF, the parties have executed this Fifth Amended and Restated Investors’ Rights Agreement as of the date first written above.

INVESTORS:

HADLEY HARBOR MASTER INFESTORS (CAYMAN) II L.P.

/s/ Valerie N. Tipping
By:	Wellington Management Company LLP, as investment adviser
Name:	Valerie N. Tipping
Title;	Managing Director and Counsel

SIGNATURE PAGE TO FIFTH AMENDED AND RESTATED INVESTORS’ RIGHTS AGREEMENT

IN WITNESS WHEREOF, the parties have executed this Fifth Amended and Restated Investors’ Rights Agreement as of the date first written above.

INVESTORS:

BAIN CAPITAL VENTURE FUND 201, L.P.

By: Bain Capital Venture Investors 2019, LLC
its general partner
By: Bain Capital Venture Investors, LLC
its manager

By:	/s/ Paul Zurlo
Name:	Paul Zurlo
Title:	Managing Director

BCV 2019-MD PRIMARY, L.P.

By: Bain Capital Venture Investors 2019, LLC
its general partner
By: Bain Capital Venture Investors, LLC
its manager

By:	/s/ Paul Zurlo
Name:	Paul Zurlo
Title:	Managing Director

BCIP VENTURE ASSOCIATES II, L.P.

By: Boylston Coinvestors, LLC, its General Partner

By:	/s/ Paul Zurlo
Name:	Paul Zurlo
Title:	Authorized Signatory

BCIP VENTURE ASSOCIATES II-B, L.P.

By: Boylston Coinvestors, LLC, its General Partner

By:	/s/ Paul Zurlo
Name:	Paul Zurlo
Title:	Authorized Signatory

SIGNATURE PAGE TO FIFTH AMENDED AND RESTATED INVESTORS’ RIGHTS AGREEMENT

IN WITNESS WHEREOF, the parties have executed this Fifth Amended and Restated Investors’ Rights Agreement as of the date first written above.

INVESTORS:

BESSEMER VENTURE PARTNERS IX L.P. BESSEMER VENTURE PARTNERS IX INSTITUTIONAL L.P.

By: Deer IX & Co. L.P., their General Partner
By: Deer IX & Co. Ltd., its General Partner

By:	/s/ Scott Ring
Name:	Scott Ring
Title:	General Counsel

Notice Address:

c/o Bessemer Venture Partners
1865 Palmer Avenue
Suite 104
Larchmont, NY 10538
Tel. 914-833-5300
Transactions@bvp.com

SIGNATURE PAGE TO FIFTH AMENDED AND RESTATED INVESTORS’ RIGHTS AGREEMENT

IN WITNESS WHEREOF, the parties have executed this Fifth Amended and Restated Investors’ Rights Agreement as of the date first written above.

INVESTORS:

TRIBECA VENTURE FUND II, L.P.

By: Tribeca Venture Fund II GP, L.P., its General Partner
By: Tribeca Venture Partners II GP, LLC, its General Partner

By:	/s/ Brian Hirsch
Name:	Brian Hirsch
Title:	Managing Partner

TRIBECA VENTURE FUND II NEW YORK, L.P.

By: Tribeca Venture Fund II GP, L.P., its General Partner
By: Tribeca Venture Partners II GP, LLC, its General Partner

By:	/s/ Brian Hirsch
Name:	Brian Hirsch
Title:	Managing Partner

TRIBECA ACCESS FUND, L.P.

By: Tribeca Access Fund GP, LLC
Its: General Partner

By:	/s/ Brian Hirsch
Name:	Brian Hirsch
Title:	Managing Partner

TRIBECA ACV HOLDINGS, LLC
By: Tribeca Venture Partners, LLC, its Manager

By:	/s/ Brian Hirsch
Name:	Brian Hirsch
Title:	Managing Partner

SIGNATURE PAGE TO FIFTH AMENDED AND RESTATED INVESTORS’ RIGHTS AGREEMENT

IN WITNESS WHEREOF, the parties have executed this Fifth Amended and Restated Investors’ Rights Agreement as of the date first written above.

INVESTORS:

ARMORY SQUARE VENTURES, LP

By: Armory Square Ventures GP, LLC, its General Partner

By:	/s/ Somak Chattopadhyay
Name:	Somak Chattopadhyay
Title:	Managing Member

ARMORY SQUARE VENTURES ACV
CO-INVEST, LLC

By: Armory Square Ventures GP, LLC, its manager

By:	/s/ Somak Chattopadhyay
Name:	Somak Chattopadhyay
Title:	Managing Member

ARMORY SQUARE VENTURES ACV
CO-INVEST II, LLC

By: Armory Square Ventures GP, LLC, its General Partner

By:	/s/ Somak Chattopadhyay
Name:	Somak Chattopadhyay
Title:	Managing Member

ARMORY SQUARE VENTURES II, LP

By: Armory Square Ventures GP, LLC,
its General Partner

By:	/s/ Somak Chattopadhyay
Somak Chattopadhyay
Managing Member

SIGNATURE PAGE TO FIFTH AMENDED AND RESTATED INVESTORS’ RIGHTS AGREEMENT

IN WITNESS WHEREOF, the parties have executed this Fifth Amended and Restated Investors’ Rights Agreement as of the date first written above.

INVESTORS:

SCP BUFFALO INCUBATOR INNOVATE NY FUND, L.P.

By:	Z280 Labs, LLC,
its General Partner

By:	/s/ Jodan Levy
	Name:	Jordan Levy
	Title:	Manager

SOFTBANK CAPITAL TECHNOLOGY
NEW YORK FUND II L.P.

By:	SB Capital Managers New York II LLC,
its General Partner

By:	/s/ Jodan Levy
	Name:	Jordan Levy
	Title:	Manager

SOFTBANK CAPITAL TECHNOLOGY
NEW YORK PARALLEL FUND II L.P.

By:	SB Capital Managers New York II LLC,
its General Partner

By:	/s/ Jodan Levy
	Name:	Jordan Levy
	Title:	Manager

SIGNATURE PAGE TO FIFTH AMENDED AND RESTATED INVESTORS’ RIGHTS AGREEMENT

IN WITNESS WHEREOF, the parties have executed this Fifth Amended and Restated Investors’ Rights Agreement as of the date first written above.

INVESTORS:

JOSEPH S. NEIMAN

/s/ Joseph S. Neiman

SIGNATURE PAGE TO FIFTH AMENDED AND RESTATED INVESTORS’ RIGHTS AGREEMENT

IN WITNESS WHEREOF, the parties have executed this Fifth Amended and Restated Investors’ Rights Agreement as of the date first written above.

INVESTORS:

GEORGE CHAMOUN

/s/ George Chamoun

SIGNATURE PAGE TO FIFTH AMENDED AND RESTATED INVESTORS’ RIGHTS AGREEMENT

On the date set forth below, the parties have executed this Fifth Amended and Restated Investors’ Rights Agreement.

FF INVESTOR:

EXECUTED on behalf of THE NORTHERN TRUST COMPANY (ABN 62 126 279 918), a company incorporated in the State of Illinois in the United States of America, in its capacity as custodian for the Future Fund Investment Company No.4 Pty Ltd (ACN 134 338 908), by

JAMES MCLAREN

being a person who, in accordance with the laws of that territory, is acting under the authority of the company:

Date: 02 September 2020

) ) ) ) ) ) ) ) ) ) ) ) ) ) ) ) ) )
/s/ James McLaren By executing this agreement the signatory warrants that the signatory is duly authorized to execute this agreement on behalf of THE NORTHERN TRUST COMPANY

SIGNATURE PAGE TO FIFTH AMENDED AND RESTATED INVESTORS’ RIGHTS AGREEMENT

On the date set forth below, the parties have executed this Fifth Amended and Restated Investors’ Rights Agreement.

FF BENEFICIAL INVESTOR:

EXECUTED by Future Fund Investment Company No.4 Pty Ltd ACN 134 338 908 by its attorney under power of attorney dated 10 July 2019 (who, by signing, confirms they have received no notice of revocation of that power):
/s/ Kylie Yong Attorney Signature Kylie Yong Print Name 2 September 2020 Date

Level 42, 120 Collins Street

Melbourne Vic 3000

Australia

SIGNATURE PAGE TO FIFTH AMENDED AND RESTATED INVESTORS’ RIGHTS AGREEMENT

IN WITNESS WHEREOF, the parties have executed this Fifth Amended and Restated Investors’ Rights Agreement as of the date first written above.

INVESTORS:

G3ACV, LLC

By:	/s/ Robert F. Tasca III
Name:	Robert F. Tasca III
Title:	Member

SIGNATURE PAGE TO FIFTH AMENDED AND RESTATED INVESTORS’ RIGHTS AGREEMENT

IN WITNESS WHEREOF, the parties have executed this Fifth Amended and Restated Investors’ Rights Agreement as of the date first written above.

INVESTORS:

/s/ Monica Vaughan
Monica Vaughan

SIGNATURE PAGE TO FIFTH AMENDED AND RESTATED INVESTORS’ RIGHTS AGREEMENT

IN WITNESS WHEREOF, the parties have executed this Fifth Amended and Restated Investors’ Rights Agreement as of the date first written above.

INVESTORS:

ATREIDES FOUNDATION MASTER FUND LP

By:	Atreides Foundation Fund GP, LLC,
its General Partner

By:	/s/ Dunyelle Rosen
Name:	Dunyelle Rosen
Title:	General Counsel & CCO

SIGNATURE PAGE TO FIFTH AMENDED AND RESTATED INVESTORS’ RIGHTS AGREEMENT

IN WITNESS WHEREOF, the parties have executed this Fifth Amended and Restated Investors’ Rights Agreement as of the date first written above.

INVESTORS:

WINSLOW GROWTH CAPITAL FUND II, L.P.
By: Winslow Growth Capital GP II, LLC
Its: General Partner

By: Winslow Capital Management, LLC
Its: Manager

By:	/s/ Jeff Wieneke
Name:	Jeff Wieneke
Title:	CFO

SIGNATURE PAGE TO FIFTH AMENDED AND RESTATED INVESTORS’ RIGHTS AGREEMENT

IN WITNESS WHEREOF, the parties have executed this Fifth Amended and Restated Investors’ Rights Agreement as of the date first written above.

INVESTORS:

/s/ Robert F. Tasca III
Robert F. Tasca III

SIGNATURE PAGE TO FIFTH AMENDED AND RESTATED INVESTORS’ RIGHTS AGREEMENT

IN WITNESS WHEREOF, the parties have executed this Fifth Amended and Restated Investors’ Rights Agreement as of the date first written above.

INVESTORS:

PACK AUTOMOTIVE GROUP LTD

By:	/s/ Sam Pack
Name:	Sam Pack
Title:	President

SIGNATURE PAGE TO FIFTH AMENDED AND RESTATED INVESTORS’ RIGHTS AGREEMENT

IN WITNESS WHEREOF, the parties have executed this Fifth Amended and Restated Investors’ Rights Agreement as of the date first written above.

INVESTORS:

PRESTON HYUNDAI INC.

By:	/s/ Dave Wilson
Name:	Dave Wilson
Title:	President

SIGNATURE PAGE TO FIFTH AMENDED AND RESTATED INVESTORS’ RIGHTS AGREEMENT

IN WITNESS WHEREOF, the parties have executed this Fifth Amended and Restated Investors’ Rights Agreement as of the date first written above.

INVESTORS:

/s/ Fred Beans
Fred Beans

SIGNATURE PAGE TO FIFTH AMENDED AND RESTATED INVESTORS’ RIGHTS AGREEMENT

IN WITNESS WHEREOF, the parties have executed this Fifth Amended and Restated Investors’ Rights Agreement as of the date first written above.

INVESTORS:

TRITON AUTOMOTIVE GROUP, LLC

By:	/s/ Joseph Campbell
Name:	Joseph Campbell
Title:	Chief Executive Officer

SIGNATURE PAGE TO FIFTH AMENDED AND RESTATED INVESTORS’ RIGHTS AGREEMENT

IN WITNESS WHEREOF, the parties have executed this Fifth Amended and Restated Investors’ Rights Agreement as of the date first written above.

INVESTORS:

CAVU LLC

By:	/s/ JP Miller
Name:	JP Miller
Title:	President

SIGNATURE PAGE TO FIFTH AMENDED AND RESTATED INVESTORS’ RIGHTS AGREEMENT

IN WITNESS WHEREOF, the parties have executed this Fifth Amended and Restated Investors’ Rights Agreement as of the date first written above.

INVESTORS:

MERIDIAN GROWTH FUND

By:	its Investment Adviser
ArrowMark Colorado Holdings, LLC

By:	/s/ David Corkins
Name: David Corkins
Title: Managing Member

MERIDIAN SMALL CAP GROWTH FUND

By:	its Investment Adviser
ArrowMark Colorado Holdings, LLC

By:	/s/ David Corkins
Name: David Corkins
Title: Managing Member

AP INVESTMENT SERIES, LLC

By:	/s/ David Corkins
Name: David Corkins
Title: Managing Member

SIGNATURE PAGE TO FIFTH AMENDED AND RESTATED INVESTORS’ RIGHTS AGREEMENT

IN WITNESS WHEREOF, the parties have executed this Fifth Amended and Restated Investors’ Rights Agreement as of the date first written above.

INVESTORS:

FIDELITY SECURITIES FUND:
FIDELITY BLUE CHIP GROWTH FUND

By:	/s/ Chris Maher
Name:	Chris Maher
Title:	Authorized Signatory

FIDELITY BLUE CHIP GROWTH COMMINGLED POOL

By: Fidelity Management Trust Company, as Trustee

By:	/s/ Chris Maher
Name:	Chris Maher
Title:	Authorized Signatory

FIDELITY SECURITIES FUND:
FIDELITY FLEX LARGE CAP GROWTH FUND

By:	/s/ Chris Maher
Name:	Chris Maher
Title:	Authorized Signatory

SIGNATURE PAGE TO FIFTH AMENDED AND RESTATED INVESTORS’ RIGHTS AGREEMENT

IN WITNESS WHEREOF, the parties have executed this Fifth Amended and Restated Investors’ Rights Agreement as of the date first written above.

INVESTORS:

FIDELITY SECURITIES FUND:
FIDELITY BLUE CHIP GROWTH K6 FUND

By:	/s/ Chris Maher
Name:	Chris Maher
Title:	Authorized Signatory

FIDELITY BLUE CHIP GROWTH INSTITUTIONAL TRUST

By its manager Fidelity Investments Canada ULC

By:	/s/ Chris Maher
Name:	Chris Maher
Title:	Authorized Signatory

FIDELITY SECURITIES FUND:
FIDELITY SERIES BLUE CHIP GROWTH FUND

By:	/s/ Chris Maher
Name:	Chris Maher
Title:	Authorized Signatory

SIGNATURE PAGE TO FIFTH AMENDED AND RESTATED INVESTORS’ RIGHTS AGREEMENT

IN WITNESS WHEREOF, the parties have executed this Fifth Amended and Restated Investors’ Rights Agreement as of the date first written above.

INVESTORS:

FIAM TARGET DATE BLUE CHIP
GROWTH COMMINGLED POOL

By: Fidelity Institutional Asset Management
Trust Company as Trustee

By:	/s/ Chris Maher
Name:	Chris Maher
Title:	Authorized Signatory

VARIABLE INSURANCE PRODUCTS
FUND III: GROWTH OPPORTUNITIES PORTFOLIO

By:	/s/ Chris Maher
Name:	Chris Maher
Title:	Authorized Signatory

FIDELITY ADVISOR SERIES I:
FIDELITY ADVISOR GROWTH OPPORTUNITIES FUND

By:	/s/ Chris Maher
Name:	Chris Maher
Title:	Authorized Signatory

SIGNATURE PAGE TO FIFTH AMENDED AND RESTATED INVESTORS’ RIGHTS AGREEMENT

IN WITNESS WHEREOF, the parties have executed this Fifth Amended and Restated Investors’ Rights Agreement as of the date first written above.

INVESTORS:

FIDELITY ADVISOR SERIES I:
FIDELITY ADVISOR SERIES GROWTH OPPORTUNITIES FUND

By:	/s/ Chris Maher
Name:	Chris Maher
Title:	Authorized Signatory

SIGNATURE PAGE TO FIFTH AMENDED AND RESTATED INVESTORS’ RIGHTS AGREEMENT

IN WITNESS WHEREOF, the parties have executed this Fifth Amended and Restated Investors’ Rights Agreement as of the date first written above.

INVESTORS:

CARMAX AUTO SUPERSTORES, INC.

By:	/s/ Terence Rasmussen
Name:	Terence Rasmussen
Title:	AVP, Corporate and Business Development

SIGNATURE PAGE TO FIFTH AMENDED AND RESTATED INVESTORS’ RIGHTS AGREEMENT

ADOPTION AGREEMENT

This Adoption Agreement (“Adoption Agreement”) is executed on September 17, 2020 by the undersigned (the “Holder”) pursuant to the terms of that certain (i) Sixth Amended and Restated Voting Agreement dated as of September 2, 2020, by and among ACV Auctions Inc. (the “Company”) and those certain persons defined as “Investors” and “Key Holders” therein (as the same may be amended and/or restated from time to time, the “Voting Agreement”), (ii) Sixth Amended and Restated Right of First Refusal and Co-Sale Agreement dated as of September 2, 2020, by and among the Company and those certain persons defined as “Investors” and “Key Holders” therein (as the same may be amended and/or restated from time to time, the “ROFR Agreement”) and (iii) Fifth Amended and Restated Investors’ Rights Agreement dated as of September 2, 2020, by and among the Company and those certain persons defined as “Investors” therein (the “IRA”, and together with the Voting Agreement, and the ROFR Agreement, the “Shareholder Agreements”).

1.1 Acknowledgement. Holder acknowledges that Holder is acquiring certain shares of Series E-1 Preferred Stock, par value $0.001 per share, of the Company (the “Stock”):

☒	as an additional party, in accordance with Section 7.1(a) of the Voting Agreement, as an “Investor” and a “Stockholder” for all purposes of the Voting Agreement;

☒	as an additional party, in accordance with Section 6.11 of the ROFR Agreement, as an “Investor” for all purposes of the ROFR Agreement; and

☒	as an additional investor, in accordance with Section 6.9 of the IRA, as an “Investor” for all purposes of the IRA.

1.2 Agreement. Holder hereby (a) agrees that the Stock, and any other shares of capital stock subsequently acquired by the Holder, or any other shares of capital stock or securities required by the Shareholder Agreements to be bound thereby, shall be bound by and subject to the terms of the Shareholder Agreements and (b) adopts each of the Shareholder Agreements with the same force and effect as if Holder were originally a party thereto.

1.3 Notice. Any notice required or permitted by the Shareholder Agreements shall be given to Holder at the address or e-mail listed below Holder’s signature hereto.

[Signature Pages to Follow]

ACCEPTED AND AGREED:

ACV AUCTIONS INC.

By:	/s/ George Chamoun
Name:	George Chamoun
Title:	CEO

HOLDER:

BRIAN RADECKI

/s/ Brian Radecki

[Signature Page to ACV Auctions Inc. Adoption Agreement to Shareholder Agreements]

SCHEDULE A

Investors

Name and Address
DURABLE CAPITAL MASTER FUND LP c/o Durable Capital Partners LP 5425 Wisconsin Avenue, Suite 802 Chevy Chase, MD 20815 Attn: Julie Jack, General Counsel Email: legalnotices@durablecap.com

HADLEY HARBOR MASTER INVESTORS (CAYMAN) II L.P. c/o Wellington Management Company LLP Legal and Compliance 280 Congress Street Boston, MA 02210 Attn: Emily Babalas

BAIN CAPITAL VENTURE FUND 2019, L.P. BCV 2019-MD PRIMARY, L.P. BCIP VENTURE ASSOCIATES II, L.P. BCIP VENTURE ASSOCIATES II-B, L.P. 200 Clarendon Street, Fl. 39 Boston, MA 02116 Attn: Brian Goldsmith

THE NORTHERN TRUST COMPANY (ABN 62 126 279 918), A

COMPANY INCORPORATED IN THE STATE OF ILLINOIS IN THE UNITED STATES OF AMERICA, IN ITS CAPACITY AS CUSTODIAN FOR FUTURE FUND INVESTMENT COMPANY NO.4 PTY LTD (ACN 134 338 908)

Level 47, 80 Collins Street

Melbourne, VIC 3000, Australia

BESSEMER VENTURE PARTNERS IX L.P. 1865 Palmer Avenue, Suite 104 Larchmont, NY 10538 Transactions@bvp.com Attn: Scott Ring

BESSEMER VENTURE PARTNERS IX INSTITUTIONAL L.P. 1865 Palmer Avenue, Suite 104 Larchmont, NY 10538 Transactions@bvp.com Attn: Scott Ring

TRIBECA VENTURE FUND II, L.P. 99 Hudson Street, 15th Floor New York, NY 10013 Attn: Brian Hirsch

Name and Address
TRIBECA VENTURE FUND II NEW YORK, L.P. 99 Hudson Street, 15th Floor New York, NY 10013 Attn: Brian Hirsch

TRIBECA ACCESS FUND, L.P. 99 Hudson Street, 15th Floor New York, NY 10013 Attn: Brian Hirsch

TRIBECA ACV HOLDINGS, LLC 99 Hudson Street, 15th Floor New York, NY 10013 Attn: Brian Hirsch

THORNTREE CAPITAL MASTER FUND LP 800 Boylston Street, Suite 1520 Boston, MA 02199

THORNTREE CO-INVESTMENT FUND LP 800 Boylston Street, Suite 1520 Boston, MA 02199

ATREIDES FOUNDATION MASTER FUND LP 28 State Street, 23rd Floor Boston, MA 02109

ATREIDES SPECIAL CIRCUMSTANCES FUND, LLC – SERIES A DIS 28 State Street, 23rd Floor Boston, MA 02109

WINSLOW GROWTH CAPITAL FUND II, L.P. Winslow Capital Management LLC 4400 IDS Center 80 South Eighth Street Minneapolis, MN 55402

ENESSA CARBONE

FIDELITY SECURITIES FUND: FIDELITY BLUE CHIP GROWTH

FUND

M.Gardiner & Co

C/O JPMorgan Chase Bank, N.A

P.O. Box 35308

Newark, NJ 07101-8006

Email: Fidelity.crcs@jpmorgan.com

Jpmorganinformation.services@jpmorgan.com

Fax number: 469-477-1510

Name and Address
FIDELITY BLUE CHIP GROWTH COMMINGLED POOL Mag & Co. c/o Brown Brothers Harriman & Co. Attn: Corporate Actions /Vault 140 Broadway New York, NY 10005 BBH.Fidelity.CA.Notifications@BBH.com

FIDELITY SECURITIES FUND: FIDELITY FLEX LARGE CAP

GROWTH FUND

The Northern Trust Company

Attn: Fidelity Client Team – GFS Custody, C-1N

801 South Canal Street

Chicago, IL 60607

Fidelity Securities Fund: Fidelity Flex Large Cap Growth Fund

Reference Account # F70628

Email: NTINQUIRY@NTRS.COM

Fax number: 312-557-5417

FIDELITY SECURITIES FUND: FIDELITY BLUE CHIP GROWTH

K6 FUND

The Northern Trust Company

Attn: Fidelity Client Team – GFS Custody, C-1N

801 South Canal Street

Chicago, IL 60607

Fidelity Securities Fund: Fidelity Blue Chip Growth K6 Fund

Reference Account # F71082

Email: NTINQUIRY@NTRS.COM

Fax number: 312-557-5417

FIDELITY BLUE CHIP GROWTH INSTITUTIONAL TRUST

State Street Bank & Trust

PO Box 5756

Boston, Massachusetts 02206

Attn: Nominee fbo fund name

Email: SSBCORPACTIONS@StateStreet.com

Fax number: 617-988-9110

FIDELITY SECURITIES FUND: FIDELITY SERIES BLUE CHIP

GROWTH FUND

State Street Bank & Trust

PO Box 5756

Boston, Massachusetts 02206

Attn: WAVECHART + CO fbo Fidelity Securities Fund: Fidelity Series

Blue Chip Growth Fund

Email: SSBCORPACTIONS@StateStreet.com

Fax number: 617-988-9110

Name and Address

FIAM TARGET DATE BLUE CHIP GROWTH COMMINGLED POOL

State Street Bank & Trust

PO Box 5756

Boston, Massachusetts 02206

Attn: FLAPPER CO fbo FIAM Target Date Blue Chip Growth Commingled Pool

Email: SSBCORPACTIONS@StateStreet.com

Fax number: 617-988-9110

VARIABLE INSURANCE PRODUCTS FUND III: GROWTH

OPPORTUNITIES PORTFOLIO

The Northern Trust Company

Attn: Fidelity Client Team – GFS Custody, C-1N

801 South Canal Street

Chicago, IL 60607

Ref: Variable Insurance Products Fund III: Growth Opportunities Portfolio,

acct # F83514

Email: NTINQUIRY@NTRS.COM

Fax number: 312-557-5417

FIDELITY ADVISOR SERIES I: FIDELITY ADVISOR GROWTH

OPPORTUNITIES FUND

Mag & Co.

c/o Brown Brothers Harriman & Co.

Attn: Corporate Actions /Vault

140 Broadway

New York, NY 10005

bbh.ca.fidelity.notifications@bbh.com

FIDELITY ADVISOR SERIES I: FIDELITY ADVISOR SERIES

GROWTH OPPORTUNITIES FUND

State Street Bank & Trust

PO Box 5756

Boston, Massachusetts 02206

Attn: WARMWIND + CO fbo Fidelity Advisor Series I: Fidelity Advisor

Series Growth Opportunities Fund

Email: SSBCORPACTIONS@StateStreet.com

Fax number: 617-988-9110

ARMORY SQUARE VENTURES II, L.P. 211 West Jefferson Street, 2nd Floor Syracuse, NY 13202 Attn: Somak Chattopadhyay

Name and Address
ARMORY SQUARE VENTURES, L.P. ARMORY SQUARE VENTURES ACV CO-INVEST, LLC ARMORY SQUARE VENTURES ACV CO-INVEST II LLC 211 West Jefferson Street, 2nd Floor Syracuse, NY 13202 Attn: Somak Chattopadhyay

G3ACV, LLC 1300 Pontiac Avenue Cranston, RI 02920 Attn: Bob Tasca III

JONATHAN D. KLEIN

PETER BORCHES AND ELIZABETH BORCHES 970 Windsor Road Charlottesville, VA 22901

PACK AUTOMOTIVE GROUP, LTD.

MAP Equity Investco Inc. 148 Fullarton St., Suite 1601 London, Ontario, Canada N6A 5P3

VIKAS MEHTA

SOFTBANK CAPITAL TECHNOLOGY NEW YORK FUND II L.P. 640 Ellicott Street, Suite 108 Buffalo, NY 14203 Attention: Jordan Levy/Adam Petrie

SOFTBANK CAPITAL TECHNOLOGY NEW YORK PARALLEL FUND II L.P. 640 Ellicott Street, Suite 108 Buffalo, NY 14203 Attention: Jordan Levy/Adam Petrie

SCP BUFFALO INCUBATOR INNOVATE NY FUND LP 640 Ellicott Street, Suite 108 Buffalo, New York 14203

AKKADIAN VENTURES IV, LP PO Box 5559 Avon, CO 81620

AP INVESTMENT SERIES, LLC 100 Fillmore St. Suite 325 Denver, CO 80206

Name and Address
MERIDIAN GROWTH FUND 100 Fillmore St. Suite 325 Denver, CO 80206

MERIDIAN SMALL CAP GROWTH FUND 100 Fillmore St. Suite 325 Denver, CO 80206

THE ASHOK SUBRAMANIAN AND LARISSA SHAHMATOVA LIVING TRUST

ALAN ALPERT

JAMES DAVOS

ARTHUR KARGEN

BENJAMIN J. & TAMMY J. KLEINMAN

JOSEPH S. NEIMAN

GEORGE CHAMOUN

AMELIA PANDOLFI

STUART SCHEFF

ROGER ZLOTOFF

RICHARD J. BUCKLEY, JR.

S1 CONSULTANTS

Name and Address
THE CLATSKANIE TRUST

DAVID AND ANN NEWMAN

ERIC REICH

JOSEPH A. AND DARLENE M. PIPARO

Michael Weisman Living Trust dated October 9, 2014

HERB NEIMAN

THOMAS M. AND ANN M. MCMAHON

15 ANGELS III LLC 1865 Palmer Avenue Suite 104 Larchmont, NY 10538

NAC REAL ESTATE LLC 1135 Millersport Highway Amherst, NY 14226 Attention: Harold B. Erbacher

HAROLD B. ERBACHER

CALABRESE FAMILY TRUST

RAND CAPITAL SBIC, INC. 2200 Rand Building Buffalo, New York 14203 Attention: Allen Grum

TODD CAPUTO

Name and Address
DANIEL T CIPORIN

CARMAX AUTO SUPERSTORES, INC. 12800 Tuckahoe Creek Parkway Richmond, VA 23238 Attn: Terence Rasmussen Cc: Legal Department

STEVE GIRSKY

CRIMSON VENTURES LLC 601 Columbia Turnpike East Greenbush, NY 12061

HYDE PARK 5, LLC 2887 Alpine Terrace Cincinnati, Ohio 45208

MATTHEW D. GEORGE

VERONICA K. GEORGE

43NORTH, LLC

CAVU LLC 1201 Delong Place Lexington, KY 40515

FRED BEANS

MONICA VAUGHAN

PRESTON HYUNDAI INC. Bill Snyder c/o DHW Holdings LLC 101 Bay Street Suite 12A Easton, MD 21601

ROBERT F TASCA III

Name and Address
TRITON AUTOMOTIVE GROUP INC. c/o Josh Gallion Tricor Automotive Group 3003 E. 98th Street, Suite 107 Carmel, IN 46280

SCRAPYARD CAPITAL LLC 11657 N. Annette Avenue Mequon, WI 53092

BRIAN RADECKI